QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THE NEW YORK TIMES COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The New York Times
Company

Notice of 2005
Annual Meeting and
Proxy Statement

229 West 43rd Street New York, NY 10036
tel 212-556-1234

Invitation to 2005 Annual Meeting of Stockholders

DATE: Tuesday, April 26, 2005
TIME: 10:00 a.m.
PLACE: New Amsterdam Theatre
214 West 42nd Street, New York, NY 10036

March 11, 2005

Dear Fellow Stockholder:

Please join me at our Annual Meeting on April 26, 2005, where we will ask you to vote on the election of our Board of Directors, the reapproval of the material terms of performance goals for our annual and long-term executive performance awards, and the ratification of the selection of our auditors.

Two of our directors will be retiring next month and will not be standing for re-election at this year's Annual Meeting. We will be bidding good-bye to Donald M. Stewart and Jacqueline H. Dryfoos, who have served since 1986 and 2000, respectively. We are immensely grateful for their contributions to the success of the Company and we wish them both well.

We are delighted to add two exceptional new nominees for election by our stockholders this year, Janet L. Robinson and Lynn G. Dolnick. Ms. Robinson, a vital member of our management team, joined our Board at the beginning of the year when she became our President and Chief Executive Officer, succeeding Russell T. Lewis, who retired at the end of 2004. With over 20 years of experience in the media industry, Ms. Robinson guided The New York Times's national expansion and has repeatedly shown that she is an executive with enormous focus, energy and commitment. Ms. Dolnick, a fourth generation member of the Ochs-Sulzberger family, brings a deep appreciation of the values and societal roles of The New York Times and our Company throughout their history.

In addition to the formal items of business at our Annual Meeting, my colleagues and I will review the major Company developments over the past year and share with you our plans for the future. You will have an opportunity to ask questions and express your views to the senior management of The New York Times Company. Members of the Board of Directors will also be present.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. You can vote your shares using the Internet or a toll-free telephone number, or by completing and returning the enclosed proxy card by mail. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Please vote as soon as possible.

I hope to see you on April 26th.

Sincerely yours,

ARTHUR SULZBERGER, JR.
Chairman of the Board

229 West 43rd Street New York, NY 10036
tel 212-556-1234

Notice of Annual Meeting of Stockholders
To be held April 26, 2005

To the Holders of Class A Common Stock and Class B
Common Stock of The New York Times Company:

The Annual Meeting of Stockholders of The New York Times Company will be held at 10:00 a.m., local time, on Tuesday, April 26, 2005, at the New Amsterdam Theatre, 214 West 42nd Street, New York, NY 10036, for the following purposes:

  1.
  To elect a Board of 14 members;

  2.
  To consider and act upon a proposal to reapprove the material terms of the performance goals used for annual and long-term performance awards under the 1991 Executive Stock Incentive and 1991 Executive Cash Bonus Plans (the "NYT Plans");

  3.
  To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 25, 2005; and

  4.
  To transact such other business as may properly come before the meeting.

Holders of the Class A and Class B common stock as of the close of business on February 28, 2005, are entitled to notice of and to attend this meeting as set forth in the Proxy Statement. Class A stockholders are entitled to vote for the election of five of the 14 directors. Class A and Class B stockholders, voting together as a single class, are entitled to vote on the proposal to reapprove the material terms of the performance goals used for annual and long-term performance awards under the NYT Plans and the proposal to ratify the selection of Deloitte & Touche LLP as auditors for the 2005 fiscal year. Class B stockholders are entitled to vote for the election of nine of the 14 directors and on all other matters presented to the meeting.

New York, NY
March 11, 2005

By Order of the Board of Directors

RHONDA L. BRAUER
 Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY TELEPHONE, ON THE INTERNET OR BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.

The New York Times Company
Proxy Statement
Annual Meeting of Stockholders to be Held on April 26, 2005

Voting On Matters Before The Annual Meeting

Q:
What am I voting on?

A:
There are three items that stockholders are asked to vote on at the 2005 Annual Meeting:

•
Proposal 1: Election of the Board of Directors;

•
Proposal 2: Reapproval of the material terms of performance goals used for annual and long-term performance awards under the 1991 Executive Stock Incentive and 1991 Executive Cash Bonus Plans (the "NYT Plans"); and

•
Proposal 3: Ratification of the selection of Deloitte & Touche LLP as auditors for the fiscal year ending December 25, 2005.

Q:
Who is entitled to vote?

A:
The New York Times Company has two classes of outstanding voting securities: Class A common stock and Class B common stock. Stockholders of record of Class A or Class B stock as of the close of business on February 28, 2005, may vote at the 2005 Annual Meeting. As of February 28, 2005, there were 144,935,654 shares of Class A stock and 839,836 shares of Class B stock outstanding. Each share of stock is entitled to one vote.

•
Proposal 1: Class A stockholders may vote for the election of five of the 14 directors. Class B stockholders may vote for the election of nine of the 14 directors.

•
Proposal 2 and Proposal 3: Class A and B stockholders, voting together as a single class, may vote on these proposals.

Q:
How do I cast my vote?

A:
If you hold stock as a registered stockholder, you can vote in person at the Annual Meeting or you can vote by mail, telephone or on the Internet. See "Voting Methods" on page 2 for more details.

  If your stock is held through a broker or bank, you will receive voting instructions from your bank or broker describing how to vote your stock. The availability of telephone or Internet voting will depend upon the bank's or broker's voting processes.

  Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by the close of business on April 25, 2005.

  If you submit a proxy card without giving instructions, your shares will be voted as recommended by the Board of Directors.

  Mellon Investor Services has been engaged as the independent inspector of election to tabulate stockholder votes at the Annual Meeting.

Q:
How does the Board of Directors recommend voting?

A:
The Board of Directors recommends voting:

•
FOR each nominee to the Board of Directors; and

•
FOR reapproval of the material terms of performance goals for the annual and long-term executive performance awards; and

  The Audit Committee of the Board recommends voting:

  •
  FOR ratification of Deloitte & Touche LLP as auditors.

Q:
How will my stock be voted on other business brought up at the Annual Meeting?

A:
By submitting your proxy card, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. The New York Times Company does not know of any other business to be considered at the Annual Meeting.

Q:
Can I change my vote or revoke my proxy?

A:
Yes. You can change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by telephone, mail or the Internet or by voting by ballot at the meeting.

Q:
Will abstentions or broker non-votes affect the voting results?

A:
Abstentions or withheld votes (with respect to Proposal 1) will have no effect on Proposals 1 or 2; abstentions will have the same effect as negative votes on Proposal 3.

  If a broker which is the record holder of shares indicates on a proxy form that it does not have discretionary authority to vote those shares on a Proposal, or if shares are voted in other circumstances in which proxy authority is defective or has been withheld on such Proposal, those non-voted shares will be counted as present for quorum purposes but as not voting on the Proposal. This will have no effect on Proposals 1 and 2, and will have the same effect as a negative vote on Proposal 3.

Q:
What is the date of distribution of this Proxy Statement and the proxies solicited hereby?

A:
We are sending this Proxy Statement and the proxies to our stockholders beginning on or about March 11, 2005.

Q:
What are the costs of this proxy solicitation?

A:
The Board of Directors of The New York Times Company is soliciting your proxy for use at the Annual Meeting, and at any adjournment thereof. The Company will bear the cost of this proxy solicitation, including the reimbursement to banks and brokers for reasonable expenses of sending out proxy materials to the beneficial owners of our common stock. We have engaged Georgeson Shareholder Communications Inc. to assist in soliciting proxies from brokers, banks, institutions and other fiduciaries by mail, telephone, and fax for a fee of $7,500 plus out-of-pocket expenses. In addition, officers of The New York Times Company may solicit proxies in person or by mail, telephone, e-mail or fax.

Voting Methods

We have been advised by our legal counsel that the procedures that have been put in place are consistent with the requirements of applicable state law. Please remember that if your stock is held through a broker or bank, you will receive voting instructions from your bank or broker describing the available processes for voting your stock.

Voting in Person at the Annual Meeting

Attend the Annual Meeting to be held at 10:00 a.m. on Tuesday, April 26, 2005, at the New Amsterdam Theatre, 214 West 42nd Street, New York, NY 10036.

Please note that even if you hold your stock in street name, you can still vote in person at the Annual Meeting if you obtain a legal proxy from your broker. Please contact your broker for information.

Internet Voting (Available 24 hours a day)
Go to the Web site address:	www.proxyvoting.com/nyt for Class A stockholders
www.proxyvoting.com/nyt1 for Class B stockholders

Mark your selections.

Click on "Submit your vote".

Review your recorded selections.

Click on "Proceed" to confirm your vote.

If you currently receive the Company's Proxy Statement, Annual Report and proxy card by mail and would prefer to receive these documents via the Internet, you may consent to future Internet receipt of these documents when voting your shares on the Internet.

Telephone Voting (Available 24 hours a day) Call 1-866-540-5760. Follow the voice prompts.

Proxy Card Voting by Mail

Mark your selections.

Date and sign your name as it appears on the proxy card.

Mail the completed proxy in the return envelope provided.

Note: If you voted by telephone or the Internet, do not return your proxy card by mail.

Where To Find More Information On The New York Times Company

Documents Filed with the Securities and Exchange Commission ("SEC")

•
This Proxy Statement is accompanied by the Company's 2004 Annual Report, which includes the Company's Form 10-K for the year ended December 26, 2004, that we have previously filed with the SEC and that includes audited financial statements.

•
You can obtain any of the documents that we file with the SEC (including an additional copy of our 2004 Annual Report on Form 10-K) by contacting us or the SEC (see below for information on contacting the SEC). To obtain documents from us, please direct requests in writing or by telephone to:

The New York Times Company
229 West 43rd Street
New York, NY 10036
Phone: (212) 556-1234
Attention: Corporate Secretary

We will send you the requested documents without charge, excluding exhibits.

•
If you would like to request documents from us, including any documents we may subsequently file with the SEC prior to the Annual Meeting, please do so by April 7, 2005, so that you will receive them before the Annual Meeting.

Additional Information

There are a number of other sources for additional information on The New York Times Company:

•
The Securities and Exchange Commission. We file reports, proxy statements and other information with the SEC, much of which can be accessed through the SEC's Web site (http://www.sec.gov) or can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call 1-800-732-0330 for further information on the Public Reference Room.

•
The New York Stock Exchange. As the Class A stock of The New York Times Company is listed on the New York Stock Exchange, reports and other information on the Company can be reviewed at the office of the New York Stock Exchange at 20 Broad Street, New York, NY 10005.

•
The New York Times Company Web site. Our Web site at http://www.nytco.com provides ongoing information about the Company and its performance. Please note that information contained on our Web site does not constitute part of this Proxy Statement.

IMPORTANT NOTE:

You should rely only on the information contained in this Proxy Statement to vote on the Proposals at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated March 11, 2005. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

General Information

The 1997 Trust

Since the purchase of The New York Times newspaper by Adolph S. Ochs in 1896, control of The New York Times and related properties has rested with his family. Family members have taken an active role in the stewardship and management of The New York Times Company. The title of Publisher of The New York Times has been held by various family members, from Adolph S. Ochs to the current Publisher, Arthur Sulzberger, Jr., who also serves as the current Chairman of the Board.

In February 1990, on the death of Adolph S. Ochs's daughter, Iphigene Ochs Sulzberger ("Mrs. Sulzberger"), control passed to her four children through the automatic termination of a trust established by Mr. Ochs. That trust held 83.7% of the Class B stock of the Company, which is not publicly traded and the holders of which have the right to elect approximately 70% of the Board of Directors. Mrs. Sulzberger's four children are: Marian S. Heiskell, Ruth S. Holmberg, Judith P. Sulzberger and Arthur Ochs Sulzberger (the "grantors").

In 1997, the grantors executed an indenture (the "Trust Indenture") creating a trust (the "1997 Trust") for the benefit of each of the grantors and his or her family. The grantors transferred to the 1997 Trust all shares of Class B stock previously held by the trust established by Adolph S. Ochs, together with a number of shares of Class A stock. The 1997 Trust currently holds 738,810 shares of Class B stock and 1,400,000 shares of Class A stock. The 1997 Trust is also the indirect owner of an additional 4,300,197 shares of Class A stock. The primary objective of the 1997 Trust is to maintain the editorial independence and the integrity of The New York Times and to continue it as an independent newspaper, entirely fearless, free of ulterior influence and unselfishly devoted to the public welfare ("the primary objective of the 1997 Trust").

The current trustees of the 1997 Trust are Daniel H. Cohen, Lynn G. Dolnick, Jacqueline H. Dryfoos, Arthur S. Golden, Michael Golden, Eric M. A. Lax, Arthur Sulzberger, Jr., and Cathy J. Sulzberger (the "Trustees").

The 1997 Trust will continue in existence until the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on December 14, 2000. The Trust Indenture is subject to the terms and provisions of a 1986 shareholders agreement (the "Shareholders Agreement") among the grantors, their children and the Company, which restricts the transfer of Class B stock by requiring, prior to any sale or transfer, the offering of those shares among the other family stockholders (including the 1997 Trust) and then to the Company at the Class A stock market price then prevailing (or if the Company is the purchaser, at the option of the selling stockholder, in exchange for Class A stock on a share-for-share basis). The Shareholders Agreement provides for the conversion of such shares into Class A stock if the purchase rights are not exercised by the family stockholders (including the 1997 Trust) or the Company and such shares of Class A stock are to be transferred to a person or persons other than family stockholders or the Company. There are certain exceptions for gifts and other transfers within the family of Adolph S. Ochs provided that the recipients become parties to the Shareholders Agreement.

In addition, the Shareholders Agreement provides that if the Company is a party to a merger (other than a merger solely to change the Company's jurisdiction of incorporation), consolidation or plan of liquidation in which the Class B stock is exchanged for cash, stock, securities or any other property of the Company or of any other corporation or entity, each signing stockholder will convert his or her shares of Class B stock into Class A stock prior to the effective date of such transaction so that a holder of such shares will receive the same cash, stock or other consideration that a holder of Class A stock would receive in such a transaction. Except for the foregoing, each signing stockholder has agreed not to convert any shares of Class B stock received from a trust created under the will of Adolph S. Ochs into Class A stock. The Shareholders Agreement will terminate upon the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on August 5, 1986.

The Trustees, subject to the limited exceptions described below, are directed to retain the Class B stock held in the 1997 Trust and not to sell, distribute or convert such shares into Class A stock and to vote such Class B stock against any merger, sale of assets or other transaction pursuant to which control of The New York Times passes from the Trustees, unless they unanimously determine that the primary objective of the 1997 Trust can be achieved better by the sale, distribution or conversion of such stock or by the implementation of such transaction. If upon such determination any Class B stock is distributed to the beneficiaries of the 1997 Trust, it must be distributed only to descendants of Mrs. Sulzberger, subject to the provisions of the Shareholders Agreement (if it is still in effect). Similarly, any sale by the 1997 Trust of Class B stock upon such determination can be made only in compliance with the Shareholders Agreement.

The Trustees are granted various powers and rights, including among others: (i) to vote all of the shares of Class A and Class B stock held by the 1997 Trust; (ii) to nominate the successor trustees who may also serve on the Company's Board of Directors; and (iii) to amend certain provisions of the Trust Indenture, but not the provisions relating to retaining the Class B stock or the manner in which such shares may be distributed, sold or converted. The Trustees act by the affirmative vote of six of the eight Trustees. Generally, a Trustee may be removed by the agreement of six of the remaining seven Trustees. In general, four of the trustees will be appointed by all eight trustees; the remaining four trustees will be elected by the beneficiaries of the 1997 Trust.

Upon the termination of the 1997 Trust at the end of the stated term thereof, the shares of Class A and Class B stock held by such trust will be distributed to the descendants of Mrs. Sulzberger then living.

Principal Holders of Common Stock

The following table sets forth the only persons who, to the knowledge of management, owned beneficially on February 28, 2005, more than 5% of the outstanding shares of either Class A or Class B stock:

	Shares (%)
Name and Address	Class A		Class B

1997 Trust[1,2] 229 West 43rd Street New York, NY 10036	6,439,007	(4.4%)	738,810	(88.0%)
Daniel H. Cohen[1,2,3] 229 West 43rd Street New York, NY 10036	6,802,117	(4.7%)	740,430	(88.2%)
Lynn G. Dolnick[1,2,4] 229 West 43rd Street New York, NY 10036	6,783,696	(4.7%)	739,928	(88.1%)
Jacqueline H. Dryfoos[1,2,5] 229 West 43rd Street New York, NY 10036	7,229,147	(5.0%)	739,410	(88.0%)
Arthur S. Golden[1,2,6] 229 West 43rd Street New York, NY 10036	6,830,124	(4.7%)	739,928	(88.1%)
Michael Golden[1,2,7] 229 West 43rd Street New York, NY 10036	7,308,990	(5.0%)	739,930	(88.1%)
Eric M. A. Lax[1,2,8] 229 West 43rd Street New York, NY 10036	6,444,547	(4.4%)	738,810	(88.0%)
Arthur Sulzberger, Jr.[1,2,9] 229 West 43rd Street New York, NY 10036	7,829,429	(5.3%)	739,770	(88.1%)
Cathy J. Sulzberger[1,2,10] 229 West 43rd Street New York, NY 10036	6,843,654	(4.7%)	739,770	(88.1%)
Private Capital Management[11] 8889 Pelican Bay Blvd. Naples, FL 34108	18,652,971	(12.9%)	0
T. Rowe Price Associates, Inc.[11] 100 E. Pratt Street Baltimore, MD 21202	13,477,646	(9.3%)	0

1.
Each of the Trustees shares voting and investment power with respect to the shares owned by the 1997 Trust. Thus, under SEC regulations, each may be deemed a beneficial owner of the shares held by the 1997 Trust. Such shares are therefore included in the amounts listed in this table for each of them. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table. By virtue of their being co-trustees of the 1997 Trust, the Trustees could be deemed to comprise a "group" within the meaning of SEC regulations. Such group is the beneficial owner in the aggregate of 10,085,960 shares of Class A stock, representing approximately 6.9% of the outstanding shares of Class A stock, which shares include 746,306 shares issuable upon the conversion of 746,306 shares of Class B stock, 1,473,904 shares of Class A stock which could be acquired within 60 days upon the exercise of options and 101,550 restricted shares of Class A stock, in each case, granted under the Company's 1991 Executive Stock Incentive Plan (the "NYT Stock Plan"), or its Non-Employee Directors' Stock Option Plan or Non-Employee Directors' Stock Incentive Plan (together, the "Directors' Plans").

(Footnotes continue on following page)

  (Footnotes continued from preceding page)

2.
Class B stock is convertible into Class A stock on a share-for-share basis. Ownership of Class B stock is therefore deemed to be beneficial ownership of Class A stock under SEC regulations. For purposes of the table of Class A stock ownership, it has been assumed that each person listed therein as holding Class B stock has converted into Class A stock all shares of Class B stock of which that person is deemed the beneficial owner. Thus all shares of Class B stock held by the 1997 Trust and by the Trustees have been included in the calculation of the total amount of Class A stock owned by each such person as well as in the calculation of the total amount of Class B stock owned by each such person. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table.

3.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. Cohen include (a) 2,210 shares of Class A stock held jointly with his wife, 4,943 shares of Class A stock held solely and 1,620 shares of Class B stock held solely, (b) 300,715 shares of Class A stock beneficially owned by a limited liability company of which Mr. Cohen and his brother are members, (c) 230 shares of Class A stock held by a trust of which Mr. Cohen is a trustee, (d) 11,000 shares of Class A stock held by a trust created by Mr. Cohen for the benefit of his wife and children of which Mr. Cohen is a co-trustee and (e) 42,392 shares of Class A stock held by two charitable trusts of which Mr. Cohen is a co-trustee. Mr. Cohen disclaims beneficial ownership in all shares held by the trusts described in (d) and (e) above. The holdings of Class A stock reported for Mr. Cohen exclude 11,000 shares of Class A stock held by a trust of which his wife is a co-trustee, the beneficiaries of which are Mr. Cohen and his children.

4.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Ms. Dolnick include (a) 12,560 shares of Class A stock and 1,118 shares of Class B stock held jointly with her husband, (b) 300,715 shares of Class A stock beneficially owned by a limited liability company of which Ms. Dolnick and her siblings, including Michael and Arthur Golden, are members and (c) 30,296 shares of Class A stock held by two trusts of which Ms. Dolnick is the sole trustee. These trusts were created by Ms. Dolnick's brother, Michael Golden, for the benefit of his daughters. Ms. Dolnick disclaims beneficial ownership of these shares. The holdings of Class A stock reported for Ms. Dolnick exclude 34,246 shares of Class A stock held by trusts of which Ms. Dolnick's husband is the sole trustee and the beneficiaries of which are their children.

5.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Ms. Dryfoos include (a) 468,825 shares of Class A stock and 600 shares of Class B stock held solely, (b) 300,715 shares of Class A stock beneficially owned by a limited liability company of which Ms. Dryfoos and her siblings are members and (c) 20,000 shares of Class A stock which could be acquired within 60 days upon the exercise of options granted under the Directors' Plans.

6.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Arthur Golden include (a) 5,784 shares of Class A stock and 1,118 shares of Class B stock held jointly with his wife, (b) 300,715 shares of Class A stock beneficially owned by a limited liability company of which Arthur Golden and his siblings, including Ms. Dolnick and Michael Golden, are members and (c) 83,500 shares of Class A stock held by a charitable trust of which Arthur Golden is the sole trustee and of which he disclaims beneficial ownership. The holdings of Class A stock reported for Arthur Golden exclude 38,712 shares of Class A stock held by trusts of which his wife is a trustee and the beneficiaries of which are their children.

7.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Michael Golden include (a) 7,750 shares of Class A stock and 1,120 shares of Class B stock held solely and 30,724 shares of Class A stock held jointly with his wife, (b) 300,715 shares of Class A stock beneficially owned by a limited liability company of which Michael Golden and his siblings, including Ms. Dolnick and Arthur Golden, are members, (c) 519,124 shares which could be acquired within 60 days upon the exercise of options granted under the NYT Stock Plan (of which 225,562 have been transferred to a family limited partnership) and (d) 10,550 restricted shares of Class A stock granted under the NYT Stock Plan. The holdings of Class A stock reported for Michael Golden exclude 700 shares of Class A stock owned by his wife.

8.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. Lax include 5,540 shares of Class A stock held jointly with his wife. The holdings of Class A stock reported for Mr. Lax exclude (a) 49,242 shares of Class A stock and 960 shares of Class B stock owned by his wife, (b) 29,940 shares of Class A stock held for the benefit of his children by his wife as custodian, and (c) 300,265 shares of Class A stock beneficially owned by a limited liability company of which Mr. Lax's wife and her siblings, including Mr. Sulzberger, Jr. and Ms. Sulzberger, are members. Mr. Lax disclaims beneficial ownership in all shares described in (a), (b) and (c) above.

(Footnotes continue on following page)

  (Footnotes continued from preceding page)

9.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Mr. Sulzberger, Jr. include (a) 21,861 shares of Class A stock and 960 shares of Class B stock held solely and 8,996 shares of Class A stock held jointly with his wife, (b) 300,265 shares of Class A stock beneficially owned by a limited liability company of which Mr. Sulzberger, Jr. and his siblings, including Ms. Sulzberger and Mr. Lax's wife, are members, (c) 44,560 shares of Class A stock held by trusts of which Mr. Sulzberger, Jr. is a co-trustee, which were created by certain of Mr. Sulzberger, Jr.'s cousins for the benefit of the latter and/or their children and of which Mr. Sulzberger, Jr. disclaims beneficial ownership, (d) 922,780 shares which could be acquired within 60 days upon the exercise of options granted under the NYT Stock Plan (of which 200,140 have been transferred to a family limited partnership) and (e) 91,000 restricted shares of Class A stock granted under the NYT Stock Plan. The holdings of Class A stock reported for Mr. Sulzberger, Jr. exclude 24,720 shares of Class A stock held by trusts of which Mr. Sulzberger, Jr.'s wife is a co-trustee and the beneficiaries of which are their children.

10.
In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings for Ms. Sulzberger include (a) 35,369 shares of Class A stock and 960 shares of Class B stock held solely, (b) 300,265 shares of Class A stock beneficially owned by a limited liability company of which Ms. Sulzberger and her siblings, including Mr. Sulzberger, Jr. and Mr. Lax's wife, are members, (c) 12,000 shares of Class A stock which could be acquired within 60 days upon the exercise of options granted under the Directors' Plans and (d) 23,156 shares of Class A stock held by a trust created by Ms. Sulzberger's cousin, Ms. Dryfoos, for the benefit of her children of which Ms. Sulzberger is the sole trustee, 7,311 shares of Class A stock held by a trust created by Ms. Sulzberger's son of which Ms. Sulzberger is a co-trustee, 21,308 shares of Class A stock held in trusts or accounts under uniform gifts to minors acts for the benefit of Ms. Sulzberger's children of which Ms. Sulzberger is the sole trustee/custodian, 2,585 shares of Class A stock held in a trust for the benefit of Ms. Sulzberger's nephew of which Ms. Sulzberger is the sole trustee and 1,693 shares of Class A stock held in a trust for the benefit of Ms. Sulzberger's niece of which Ms. Sulzberger is the sole trustee. Ms. Sulzberger disclaims beneficial ownership of all shares of Class A stock held by such trusts and accounts. The holdings of Class A stock reported for Ms. Sulzberger exclude 1,106 shares of Class A stock held by her husband.

11.
According to information contained in filings with the SEC pursuant to Section 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of December 31, 2004, Private Capital Management ("PCM") beneficially owned 18,652,971 shares of Class A stock, and T. Rowe Price Associates, Inc. ("T. Rowe Price") beneficially owned 13,477,646 shares of Class A stock. According to the filing by PCM, PCM's CEO, Bruce S. Sherman, and President, Gregg J. Powers, exercise shared dispositive and shared voting power with respect to shares held by PCM's clients and managed by PCM, but Messrs. Sherman and Powers disclaim beneficial ownership for the shares held by PCM's clients and disclaim the existence of a group. According to the filing by T. Rowe Price, the reported shares are owned by various individual and institutional investors for which T. Rowe Price serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, T. Rowe Price is deemed to be a beneficial owner of such securities; however, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such securities. Both of the filings also state that, to the best of the holder's knowledge, the shares were acquired in the ordinary course of such holder's business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Company.

Security Ownership of Management and Directors

The following table shows the beneficial ownership, reported to the Company as of February 28, 2005, of Class A and Class B stock, including shares as to which a right to acquire ownership exists (by the exercise of stock options or the conversion of Class B stock into Class A stock) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, of each Director, each nominee for election as Director, the chief executive officer and the four other most highly compensated executive officers of the Company during 2004 and all Directors, nominees, and executive officers of the Company, as a group. A portion of the shares reported below are held by the 1997 Trust, whose Trustees share voting and, in some cases, investment power with respect thereto. See "The 1997 Trust". The table also shows the amount of Class A stock units credited to the account of non-employee Directors in lieu of cash retainers and meeting fees under the Company's Non-Employee Directors Deferral Plan. Distribution in cash is made subsequent to retirement.

	Class A Stock	Percent of Outstanding Class A Stock	Class A Stock Units	Class B Stock	Percent of Outstanding Class B Stock

John F. Akers[1] Director	33,035		0	0
Brenda C. Barnes[1] Director	34,950		0	0
Raul E. Cesan[1] Director	49,000		6,741	0
Lynn G. Dolnick[2,3] Nominee for Director	6,783,696	(4.7%)	0	739,928	(88.1%)
Jacqueline H. Dryfoos[2,3] Director	7,229,147	(5.0%)	0	739,410	(88.0%)
Leonard P. Forman[4,5] Executive Vice President and Chief Financial Officer	344,849		0	0
Michael Golden[2,3] Vice Chairman, Publisher of the International Herald Tribune and Director	7,308,990	(5.0%)	0	739,930	(88.1%)
William E. Kennard[1] Director	13,200		4,071	0
Russell T. Lewis[4,5] Retired President and Chief Executive Officer	845,820		0	0
David E. Liddle[1] Director	22,600		0	0
Ellen R. Marram[1] Director	32,000		7,490	0
Thomas Middelhoff[1] Director	6,709		0	0
Janet L. Robinson[4,5] President, Chief Executive Officer and Director	493,725		0	0
Henry B. Schacht[1] Director	34,000		0	0
Donald M. Stewart[1] Director	26,031		0	0
Arthur Sulzberger, Jr.[2,3] Chairman of the Board, Publisher of The New York Times and Director	7,829,429	(5.3%)	0	739,770	(88.1%)

(Table continues and footnotes appear on following page)

Cathy J. Sulzberger[2,3] Director	6,843,654	(4.7%)	0	739,770	(88.1%)
Doreen A. Toben[1] Director	4,000		926	0
All Directors, Nominees and Executive Officers[2] (28 individuals)	12,331,341	(8.2%)	19,228	743,568	(88.5%)

Note: Each individual Director, Nominee and Executive Officer has beneficial ownership of less than 1%, other than in those instances noted.

1.
The amounts reported include shares of Class A stock which could be acquired within 60 days upon the exercise of stock options under the Directors' Plans, as follows: Mr. Akers: 18,000 shares (of which 4,000 have been transferred to a family limited partnership); Ms. Barnes: 28,000 shares; Mr. Cesan: 24,000 shares; Mr. Kennard: 11,000 shares; Dr. Liddle: 20,000 shares; Ms. Marram: 28,000 shares; Dr. Middelhoff: 4,000 shares; Mr. Schacht: 24,000 shares; Dr. Stewart: 16,000 shares; and Ms. Toben: 4,000 shares.

2.
Class B stock is convertible into Class A stock on a share-for-share basis. Ownership of Class B stock is therefore deemed to be beneficial ownership of Class A stock under SEC regulations. For purposes of the presentation of ownership of Class A stock in this table, it has been assumed that each Director, nominee and executive officer has converted into Class A stock all shares of Class B stock of which that person is deemed the beneficial owner. Thus all shares of Class B stock held by the Directors, nominees and executive officers, including shares held by the 1997 Trust, have been included in the calculation of the total amount of Class A stock owned by such persons as well as in the calculation of the total amount of Class B stock owned by such persons. As a result of this presentation, there are duplications in the number of shares and percentages shown in this table.

3.
See "Principal Holders of Common Stock" and "The 1997 Trust" for a discussion of this person's holdings.

4.
The amounts reported include shares of Class A stock which could be acquired within 60 days upon the exercise of stock options under the NYT Stock Plan, as follows: Mr. Forman: 322,575 shares; Mr. Lewis: 749,346 shares; and Ms. Robinson: 418,000 shares. Also, the amounts reported include restricted shares of Class A stock granted under the NYT Stock Plan as follows: Mr. Forman: 20,550 shares; Mr. Lewis: 80,500 shares; and Ms. Robinson: 70,500 shares.

5.
On December 27, 2004, Ms. Robinson succeeded Mr. Lewis as President and Chief Executive Officer.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company's directors and executive officers and the beneficial holders of more than 10% of the Class A stock are required to file reports with the SEC of changes in their ownership of Company stock. Based on its review of such reports, the Company believes that all such filing requirements were met during 2004, except for two inadvertent late filings by Cathy J. Sulzberger.

Proposal Number 1 –
Election of Directors

Fourteen Directors will be elected to the Board of The New York Times Company at the 2005 Annual Meeting. Nominees proposed for election as Directors are listed below. Directors will hold office until the next Annual Meeting and until their successors are elected and qualified. Each of the nominees is now a member of the Board of Directors and was elected at the 2004 Annual Meeting for which proxies were solicited, except for Janet L. Robinson, who was elected by the Board on December 16, 2004, and who began serving as a Director on December 27, 2004, and Lynn G. Dolnick.

The Certificate of Incorporation of the Company provides that Class A stockholders have the right to elect 30% of the Board of Directors (or the nearest larger whole number). Accordingly, Class A stockholders will elect five of the 14 Directors; Class B stockholders will elect nine. Directors are elected by a plurality of the votes cast.

Class A Nominees (5)	Class B Nominees (9)

Raul E. Cesan William E. Kennard Ellen R. Marram Thomas Middelhoff Doreen A. Toben	John F. Akers Brenda C. Barnes Lynn G. Dolnick Michael Golden David E. Liddle Janet L. Robinson Henry B. Schacht Arthur Sulzberger, Jr. Cathy J. Sulzberger

If any of the nominees become unavailable for election, all uninstructed proxies will be voted for such other person or persons designated by the Board. The Board has no reason to anticipate that this will occur.

Notes on Nominees:

•
Cathy J. Sulzberger and Arthur Sulzberger, Jr. are siblings, as are Michael Golden and Lynn G. Dolnick.

•
Michael Golden, Arthur Sulzberger, Jr., Cathy J. Sulzberger, and Lynn G. Dolnick are cousins.

•
The Board asked Messrs. Akers and Schacht, who otherwise would have been precluded by the Company's Corporate Governance Principles due to their age from standing for re-election, to stand for re-election at the 2005 Annual Meeting.

Profiles of Nominees for the Board of Directors

The following information was provided by the nominees:

Class A Directors

RAUL E. CESAN Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

57

1999

Founder and Managing Partner, Commercial Worldwide LLC (investments) (from 2001)

President and Chief Operating Officer of Schering-Plough Corporation (from 1998 to 2001), Executive Vice President of Schering-Plough Corporation and President of Schering- Plough Pharmaceuticals (from 1994 to 1998), President of Schering Laboratories (from 1992 to 1994), President of Schering-Plough International (from 1988 to 1992)

Flamel Technologies S.A.

Audit and Finance

WILLIAM E. KENNARD Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

48

2001

Managing Director, The Carlyle Group (from 2001)

Chairman of the Federal Communications Commission (from 1997 to 2001), General Counsel of the Federal Communications Commission (from 1993 to 1997)

Dex Media, Inc., eAccess Ltd. and Nextel Communications, Inc.

Nominating & Governance (Chair) and Finance

ELLEN R. MARRAM Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

58

1998

Managing Director, North Castle Partners, LLC (from 2000)

President and Chief Executive Officer of efdex, Inc. (the Electronic Food & Drink Exchange) (from 1999 to 2000); President (from 1993 to 1998) and Chief Executive Officer (from 1997 to 1998), Tropicana Beverage Group, and Executive Vice President, The Seagram Company Ltd. and Joseph E. Seagram & Sons Inc. (from 1993 to 1998); Senior Vice President, Nabisco Foods Group, and President and Chief Executive Officer, Nabisco Biscuit Company (from 1988 to 1993)

Eli Lilly and Company and Ford Motor Company

Audit (Chair), Foundation and Nominating & Governance

THOMAS MIDDELHOFF Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships:

51

2003

Managing Director, Investcorp Ltd. (from 2003) Non-executive Chairman, Karstadt Quelle AG (from 2004)

Chairman and Chief Executive Officer (from 1997 to 2002), Head of Corporate Development and Coordinator of Multimedia Business (from 1994 to 1998), and Member of The Board Industry Division (from 1990 to 1994), Bertelsmann AG; Managing Director (from 1989 to 1990), Mohndruck, Calandar Publishing Company

APCOA Parking AG, and Karstadt Quelle AG

Committee Memberships:	Compensation

DOREEN A. TOBEN Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:

55

2004

Executive Vice President and Chief Financial Officer, Verizon Communications, Inc. (from 2002)

Senior Vice President and Chief Financial Officer, Telecom Group, Verizon Communications, Inc. (from 2000 to 2002), Vice President and Controller (from 1999 to 2000) and Vice President and Chief Financial Officer, Telecom/Network, Bell Atlantic Inc. (from 1997 to 1999)

Audit

Class B Directors

JOHN F. AKERS Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

70

1985

Director of various corporations

Chairman (from 1986 to 1993), Director (from 1983 to 1993), Chief Executive Officer (from 1985 to 1993), and President (from 1983 to 1989), International Business Machines Corporation

Hallmark Cards, Inc., Lehman Brothers Holdings Inc., PepsiCo, Inc., and W.R. Grace & Co.

Finance (Chair), Compensation and Nominating & Governance

BRENDA C. BARNES Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

51

1998

President and Chief Executive Officer, Sara Lee Corporation (from February 2005)

President and Chief Operating Officer, Sara Lee Corporation (from July 2004 to February 2005); Interim President and Chief Operating Officer, Starwood Hotels & Resorts (from November 1999 to March 2000); President and Chief Executive Officer (from 1996 to 1997) and Chief Operating Officer (from 1993 to 1996), Pepsi-Cola North America; President (1992), Pepsi-Cola South

Sara Lee Corporation and Staples Inc.

Compensation (Chair) and Finance

LYNN G. DOLNICK Age: Principal Occupation: Recent Business Experience:

53

Director of various non-profit corporations

Associate Director, Exhibits and Outreach (from 1998 to 2004), Head, Division of Exhibits (from 1993 to 1998), Head, Office of Exhibit Interpretation (from 1991 to 1993), Special Assistant to Director (from 1986 to 1991), Director, NOAHS Center (New Opportunities in Animal Health Sciences) (from 1985 to 1987), Smithsonian's National Zoological Park

MICHAEL GOLDEN Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:

55

1997

Vice Chairman of the Company (from 1997) and Publisher, the International Herald Tribune (from 2003)

Vice President, Operations Development, of the Company (from 1996 to 1997); Executive Vice President, NYT Sports/Leisure Magazines, and Vice President and Publisher, Tennis magazine (from 1994 to 1996) and Executive Vice President and General Manager (from 1991 to 1994), NYT Women's Magazines

Foundation

DAVID E. LIDDLE Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:

60

2000

Partner, U.S. Venture Partners (from 2000)

Chairman (1999), President (from 1992 to 1999) and Co-Founder of Interval Research Corporation; Vice President, Personal Systems, International Business Machines Corporation (1991); President and Chief Executive Officer, Metaphor Computer Systems, Inc. (from 1982 to 1991)

Audit and Compensation

JANET L. ROBINSON Age: Director Since: Principal Occupation: Recent Business Experience:

54

2004

President and Chief Executive Officer of the Company (from 2005)

Executive Vice President and Chief Operating Officer of the Company (2004); Senior Vice President, Newspaper Operations, of the Company (from 2001 to 2004); President and General Manager, The New York Times (from 1996 to 2004)

HENRY B. SCHACHT Age: Director Since: Principal Occupation: Recent Business Experience: Other Directorships: Committee Memberships:

70

1999

Managing Director and Senior Advisor, Warburg Pincus LLC (from 1999; on unpaid leave from 2000 to 2004)

Chairman (from 1996 to 1998 and from October 2000 to February 2003), Chief Executive Officer (from 1996 to 1997 and from October 2000 to January 2002), and Senior Advisor (from 1998 to 1999 and from 2003 to 2004), Lucent Technologies Inc; Chairman, Avaya Inc. (February 2000 to October 2000); Chairman (from 1977 to 1995) and Chief Executive Officer (from 1973 to 1994), Cummins Engine Company, Inc.

Alcoa Inc. (Aluminum Company of America), Johnson & Johnson and Lucent Technologies Inc.

Audit, Finance and Compensation

ARTHUR SULZBERGER, JR. Age: Director Since: Principal Occupation: Recent Business Experience:	53 1997 Chairman of the Company (from 1997) and Publisher, The New York Times (from 1992) Deputy Publisher (from 1988 to 1992) and Assistant Publisher (from 1987 to 1988), The New York Times

CATHY J. SULZBERGER Age: Director Since: Principal Occupation: Recent Business Experience: Committee Memberships:

55

2002

Partner, LHIW Real Estate Development Partnership (from 1988)

Director, The Chattanooga Times (from 1996 to 1999); Consumer Affairs Consultant, Consumer Relations and Information Development, National Association of Retail Druggists (from 1980 to 1988)

Finance, Foundation

Interest of Directors in Certain Transactions of the Company

1.    In the ordinary course of business, the Company and its subsidiaries from time to time engage in transactions with other corporations whose officers or directors are also Directors of the Company. These include the Company's purchase of products and services from Verizon Communications, Inc. and Lucent Technologies Inc. and the running of advertising in Company properties for the products and services of Ford Motor Company and Verizon Communications, Inc., as well as other Director-affiliated companies. All of these arrangements are conducted on an arm's-length basis. The relevant outside Director does not participate in these business relationships nor profit directly from them. Due to the nature of these transactions, they may not even come to the attention of the Company's Board or the relevant Director.

Any transaction with the Company in which a Director has a direct, or indirect, material interest would be specifically disclosed by the Company in its public filings. None of the current transactions would render any of the Company's independent Directors not independent under the categorical standards the Board has adopted to assist it in making independence determinations (see "Board of Directors and Corporate Governance—Independent Directors").

2.    During 2004, Arthur Sulzberger, Jr. was employed as Chairman of the Company and Publisher of The New York Times, and Michael Golden was employed as Vice Chairman of the Company and Publisher of the International Herald Tribune. See "Compensation of Executive Officers" for a description of Mr. Sulzberger, Jr.'s and Mr. Golden's compensation. Michael Greenspon is Director, Youth Readership of The Boston Globe, and was paid a total of $103,402 in 2004. Mr. Greenspon is Ms. Jacqueline Dryfoos's son. Mr. Sulzberger, Jr. and Ms. Sulzberger are siblings, and are cousins of Mr. Golden and Ms. Dolnick, who are also siblings, and of Ms. Dryfoos.

Board of Directors and Corporate Governance

The Board of Directors is responsible for overseeing the direction, affairs and management of the Company. The Board recognizes its fiduciary duty to both Class A and Class B stockholders.

The following highlights the key corporate governance practices applicable to the Board:

Corporate Governance Principles.    The New York Stock Exchange ("NYSE") rules require listed companies to adopt corporate governance principles. The current version of the Company's corporate governance principles, reflecting the following and other provisions, is included in this Proxy Statement as Appendix I. It can also be found on the Corporate Governance section of our Web site, http://www.nytco.com.

Director Election.    All Directors stand for election annually. Voting is not cumulative.

Director Attendance at Annual Meetings.    All Directors are expected to attend the Company's annual meeting of stockholders. All Directors attended the Company's 2004 annual meeting of stockholders in person, except for Dr. Stewart who participated via telephone.

Director Retirement Age.    None of our Directors will stand for re-election after his or her 70th birthday, unless the Board determines otherwise. The Board asked Messrs. Akers and Schacht, who otherwise would have been precluded due to their age from standing for re-election, to stand for re-election at the 2005 Annual Meeting.

Directors as Stockholders.    All Directors are expected to own stock in the Company. Ownership of $100,000 in Company stock is considered an appropriate amount for each Director to accumulate over a reasonable period of time.

Director Orientation.    The Company has a comprehensive orientation program for all new non-management Directors with respect to their role as directors and as members of the particular Board committees on which they will serve. It includes one-on-one meetings with senior management and top New York Times editors, a plant visit and extensive written materials on each of the Company's different business units. The senior management meetings cover a corporate overview, the Company's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, and its business conduct policies. All other Directors are also invited to attend each orientation program.

"Controlled Company" Exception to NYSE Rules.    The Company's Board of Directors has determined not to take advantage of an available exception from certain of the NYSE rules. A company of which more than 50% of the voting power is held by a single entity, a "controlled company", need not comply with the requirements for a majority of independent directors or for independent compensation and nominating/corporate governance committees discussed below. As a result of the 1997 Trust's holdings of Class B stock, the Company would qualify as a controlled company and could elect not to comply with these independence requirements. However, the Company's Board of Directors has determined to comply in all respects with the NYSE rules.

Independent Directors.    The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Company has now, and has had for many years, a majority of independent Directors.

Under the NYSE rules, a Director qualifies as "independent" upon the Board affirmatively determining that he or she has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The NYSE rules permit the adoption of, and the Board of the Company has adopted, categorical standards to assist it in making determinations of independence. Under these standards, the Board has determined that no Director will be considered not independent solely as a result of either of the following relationships:

•
if the Director is affiliated with an entity with which the Company does business, so long as payments by or to the Company do not exceed the greater of $1,000,000 or 2% of the annual revenues of the other entity; or

•
if the Director serves as an officer or director of a charitable organization to which the Company or The New York Times Company Foundation makes a donation, so long as the aggregate annual donations by the Company and the Foundation do not exceed the greater of $1,000,000 or 2% of that organization's annual charitable receipts.

Consistent with the NYSE rules, the Board has determined that each of Mr. Akers, Ms. Barnes, Messrs. Cesan and Kennard, Dr. Liddle, Ms. Marram, Dr. Middelhoff, Mr. Schacht and Ms. Toben are independent. Of the remaining directors and nominees, Messrs. Sulzberger, Jr. and Golden and Ms. Robinson are executive officers of the Company, Ms. Dolnick is a cousin of Mr. Sulzberger, Jr. and a sister of Mr. Golden, and Ms. Sulzberger is the sister of Mr. Sulzberger, Jr. and a cousin of Mr. Golden.

Board Committees.    Both the Sarbanes-Oxley Act of 2002 and the NYSE rules require the Company to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Company to have independent compensation and nominating/corporate governance committees. The Company is in compliance with these requirements.

Under the Sarbanes-Oxley Act, members of an audit committee must have no affiliation with the issuer, other than the Board seat, and receive no compensation in a capacity other than as a Director/committee member. Each member of our Audit Committee meets this independence standard.

The current charters of all five of the Company's Board Committees can be found on the Corporate Governance section of our Web site, http://www.nytco.com. The Audit Committee Charter is also appended to the Proxy Statement as Appendix II.

Audit Committee Financial Experts.    Rules promulgated by the SEC under the Sarbanes-Oxley Act require the Company to disclose annually whether our Audit Committee has one or more "audit committee financial experts," as defined by the SEC. The Board has determined that currently each of Ms. Marram, Mr. Cesan, Dr. Liddle, Mr. Schacht and Ms. Toben qualifies as such an expert.

Code of Ethics.    The Board has adopted a code of ethics that applies not only to the Company's CEO and senior financial officers, as required by the SEC, but also to its Chairman and Vice Chairman. The current version of such code of ethics can be found on the Corporate Governance section of our Web site, http://www.nytco.com.

The Company's Business Ethics Policy, applicable to all employees, is available at http://www.nytco.com and available in print to any stockholder requesting it. Such requests can be submitted via the Web site, or in writing or by telephone as described on p. 3.

Non-Management Directors.    The NYSE rules require that the non-management directors of a listed company meet periodically in executive sessions. The Company's non-management Directors meet separately at the end of each regular meeting of the Board. Additionally, at least once a year the independent Directors meet in executive session. Mr. Akers has been appointed as Presiding Director by the non-management Directors to preside at these sessions.

Interested parties may express their concerns to the Company's non-management Directors by contacting the Presiding Director, care of the Corporate Secretary, The New York Times Company, 229 West 43rd Street, New York, NY 10036. The Corporate Secretary will relay all such correspondence to the Presiding Director.

Communications with the Board.    Stockholders may communicate with the Board of Directors care of the Corporate Secretary, The New York Times Company, 229 West 43rd Street, New York, NY 10036. The Corporate Secretary will relay all such correspondence to the entire Board of Directors.

Board and Committee Evaluations.    Our Board has a Board and Committee evaluation process to examine and discuss how our Board and Committees function as groups and with senior management of our Company. We believe that our stockholders' interests can be best protected by acknowledging the separate responsibilities of management and our Board and its Committees and by ensuring an open environment for Board and management discussions and actions.

No Interlocking Directorships.    The Chairman of the Board, as Publisher of The New York Times newspaper, does not sit on any other company board. Although other members of senior management without editorial responsibilities are not so precluded, none sit on the boards of directors of any company at which one of our Directors is the chief executive officer or chief operating officer.

Succession Planning.    Recognizing the critical importance of executive leadership to the success of the Company, the Board works with senior management to ensure that effective plans are in place for both short-term and long-term executive succession at The New York Times Company. In accordance with these succession plans, Janet L. Robinson succeeded Russell T. Lewis as President and CEO at the beginning of 2005.

Senior Management Evaluation.    In consultation with all non-management Directors, the Compensation Committee annually evaluates the performance of our Chairman, President and CEO and Vice Chairman.

Corporate Financial Ethics Hotline.    The Company has established a corporate financial ethics hotline to allow an employee to lodge a complaint, confidentially and anonymously, about any accounting, internal control or auditing matter that is of concern.

Executive Stock Ownership Guidelines.    Those executive officers named in the "Summary Compensation Table" are subject to stock ownership guidelines. The Chairman is required to own shares of Class A stock equal to three times his base salary. The President and CEO, the Vice Chairman and the Chief Financial Officer are required to hold an amount equal in value to two times his or her base salary in Company stock. All other named executive officers are required to hold an amount equal in value to their base salary in Company stock. Restricted stock is counted in calculating ownership. An affected executive officer has five years to attain the holding requirements.

Board Meetings and Attendance

Board Meetings in 2004:    Six

Board Committees:    Five Standing Committees: Audit, Compensation, Finance, Foundation, and Nominating & Governance. See "Board Committees" for Committee descriptions and membership.

Total Committee Meetings in 2004:    23

2004 Attendance:    All Directors attended 75% or more of the total Board and Committee meetings.

Nominating & Governance Committee

Our Nominating & Governance Committee is comprised of four non-employee, independent Directors, William E. Kennard, Chair, John F. Akers, Ellen R. Marram and Donald M. Stewart.

The Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our corporate Web site, http://www.nytco.com. The chart set forth in "Board Committees" describes the principal functions of the Committee under its charter.

The Committee will consider Director candidates recommended by stockholders. Stockholders wishing to recommend Director candidates for consideration by the Committee may do so by writing to the Corporate Secretary, giving the recommended nominee's name, biographical data and qualifications, accompanied by the written consent of the recommended nominee.

Consistent with the Company's Corporate Governance Principles, the Committee considers various criteria in Board candidates, including, among others, independence, diversity, character, judgment and business experience, as well as their appreciation of the Company's core purpose, core values and journalistic mission, and whether they have time available to devote to Board activities. The Committee also considers whether a potential nominee would satisfy:

•
the NYSE's criteria of director "independence";

•
the NYSE's "financial literacy" and "financial management expertise" standards; and

•
the SEC's definition of "audit committee financial expert".

Whenever a vacancy exists on the Board due to expansion of the Board's size or the resignation or retirement of an existing Director, the Committee begins its process of identifying and evaluating potential Director nominees. The Committee considers recommendations of management, stockholders and others. The Committee has sole authority to retain and terminate any search firm to be used to identify Director candidates, including approving its fees and other retention terms. In this regard, from time to time the Committee has retained a global executive recruiting firm, whose function is to bring specific Director candidates to the attention of the Committee. As discussed above, the 1997 Trust, as holder of a majority of our Class B stock, has the right to elect 70% of our Board. The Committee considers, among other potential nominees, recommendations of the trustees of the 1997 Trust for nominees to be elected by the holders of the Class B stock. In this regard, Lynn G. Dolnick, who is a Director nominee for election by the holders of Class B stock, was brought to the attention of the Committee by the trustees of the 1997 Trust. Ms. Dolnick is herself one of the trustees and a fourth generation member of the Ochs-Sulzberger family.

Director candidates are evaluated using the criteria described above and in light of the then-existing composition of the Board, including its overall size, structure, backgrounds and areas of expertise of existing Directors and the relative mix of independent and management Directors. The Committee also considers the specific needs of the various Board committees. The Committee recommends potential Director nominees to the full Board, and final approval of a candidate is determined by the full Board. This evaluation process is the same for Director nominees who are recommended by our stockholders.

Ms. Dolnick first met with the Chair of the Committee, who then recommended that the Committee recommend to the full Board that she be a Director nominee at the 2005 Annual Meeting.

The Committee did not receive any other recommendations from stockholders proposing candidate(s) for election at the 2005 Annual Meeting.

Board Committees

Name of Committee and Members	Principal Functions of the Committee		Meetings in 2004

Audit Ellen R. Marram, Chair Raul E. Cesan David E. Liddle Henry B. Schacht	•	Engages the Company's independent auditors, subject to ratification by the stockholders, and receives periodic reports from the auditors and management regarding the auditors' independence and other matters. Recommends appropriate action to ensure the auditors' independence.	8
Doreen A. Toben	•
Reviews with management and the independent auditors the Company's quarterly and annual financial statements and other financial disclosures, the adequacy of internal controls and major issues regarding accounting principles and practices, including any changes resulting from amendments to SEC or Financial Accounting Standards Board rules.
	•	Meets at each meeting with the Company's senior internal audit executive, representatives of management and the independent auditors in separate executive sessions.
	•	Reviews and approves the scope of the audit at the outset and reviews the performance of the independent auditors and any audit problems or difficulties encountered.
	•	Reviews the Company's risk assessment and risk management policies.
	•	Reviews the organization, resources and competence of the Company's internal audit department.
	•	Prepares the report to stockholders included in the annual Proxy Statement.

Compensation Brenda C. Barnes, Chair John F. Akers David E. Liddle Thomas Middelhoff Henry B. Schacht	•	Approves remuneration arrangements for the Company's executive officers and senior management other than the Chairman, the CEO and the Vice Chairman, including base salaries, salary increases, incentive compensation plans and awards. Reviews the reasonableness and appropriateness of all such compensation.	4
Donald M. Stewart	•
In consultation with all non-employee Directors, annually evaluates the performance of the Chairman, the CEO and the Vice Chairman and, together with the other independent directors, approves their remuneration arrangements.
	•	Adopts and oversees the administration of incentive compensation and executive stock plans and determines awards granted to executive officers and senior management under such plans.
•
Advises the Board on the reasonableness and appropriateness of executive compensation plans and levels generally, including whether these effectively serve the interests of the Company and its stockholders by creating appropriate incentives for high levels of individual and Company performance.
	•	Appoints the ERISA Management Committee, which oversees administration of the Company's health, benefit and savings plans and which reports to the Compensation Committee once a year.
	•	Has sole authority to engage an executive compensation consultant.
	•	Prepares the report to stockholders included in the annual Proxy Statement.

Nominating & Governance William E. Kennard, Chair John F. Akers	•	Makes recommendations to the Board regarding the composition of the Board and its Committees, including size and qualifications for membership.	3
Ellen R. Marram Donald M. Stewart	•	Recommends candidates to the Board for election to the Board at the Annual Meeting.
	•	Advises the Board on appropriate compensation for outside directors.
	•	Advises the Board on corporate governance matters.
	•	Oversees periodic evaluation of the Board.
	•	Has sole authority to engage a search firm to identify director candidates.

Finance John F. Akers, Chair Brenda C. Barnes Raul E. Cesan Jacqueline H. Dryfoos	•	Reviews the Company's financial policies, including, without limitation, dividend policy, investment of cash, stock repurchase, short- and long-term financing, foreign currency, hedging and derivative transactions, material acquisitions and dispositions and capital expenditures.	5
William E. Kennard Henry B. Schacht Cathy J. Sulzberger	•	Establishes (and adjusts from time to time) investment policies for the Company's retirement and savings plans.
•
Appoints the Pension Investment Committee, which appoints and reviews the performance of the trustees and investment managers for the Company's retirement and savings plans and which reports to the Finance Committee from time to time.

Foundation Jacqueline H. Dryfoos, Chair Michael Golden	•	Advises the Board on the policies and direction of The New York Times Company Foundation.	3
Ellen R. Marram Donald M. Stewart Cathy J. Sulzberger	•	Reviews and makes recommendations to the Board with respect to the Company's contributions to The New York Times Company Foundation.

Directors' Compensation

Directors' compensation is paid only to non-employee Directors.

Annual Retainer:    $30,000 (paid quarterly)

Annual Chair and Presiding Director Retainer:    $10,000 (paid quarterly) to each of the Committee Chairs and the Presiding Director, commencing on April 1, 2005.

Meeting Fees:    $2,000 per Board or Committee meeting attended; and $1,500 per informal Committee information session, designated as such by the Committee Chair. Audit Committee members also receive $1,500 for participating in quarterly pre-earnings release telephone calls.

Expenses:    Reasonable expenses are reimbursed for attendance at Board and Committee meetings.

Aggregate Directors Compensation:    For 2004, the Company paid an aggregate of approximately $911,438 in the form of retainers, meeting fees and expenses of attendance (including amounts deferred at the Directors' request).

Stock Options:    Options to purchase 4,000 shares of our Class A stock are granted annually at market value. Options vest on the date of the next succeeding Annual Meeting and have a term of 10 years from date of grant.

Non-Employee Directors Deferral Plan:    The Company's Non-Employee Directors Deferral Plan allows each non-employee Director to elect to defer the receipt of a portion of his or her cash compensation. Deferred amounts are credited to a cash or a Class A stock unit account, as elected by the Director. Subsequent to retirement, the non-employee Director will receive cash payments of amounts accumulated in his or her account.

Matching Gifts Program:    The Company matches 150% of charitable contributions made by Directors to colleges, schools, cultural, journalism or environmental organizations, up to a maximum Company contribution of $4,500 per person per year. The Company also matches charitable contributions of retired Directors. A Director is considered "retired" if such Director has served at least five years on the Board and is at least age 60 at the time he or she leaves the Company's Board.

Life Insurance:    The Company maintains insurance of $100,000 on the life of each non-employee Director. The income required by the Internal Revenue Service to be imputed in 2004 to non-employee Directors relative to this insurance was $3,220 in aggregate. Life insurance of $25,000 is maintained on the life of each retired non-employee Director.

Directors' and Officers' Liability Insurance

The Company maintains directors' and officers' liability insurance. Currently, this is part of our combined insurance, which was purchased effective January 1, 2005, with an expiration date of March 1, 2006, at a cost of $7,543,613. The aggregate limit for the combined insurance for D&O claims is $100 million. If the $100 million combined limit is exhausted, there is a separate $50 million side limit available for directors' and officers' liability. The insurance companies providing directors' and officers' liability insurance are Continental Casualty Company, Ace American Insurance Company, Zurich American Insurance Company, Twin City Fire Insurance, American Alternative Insurance Company, Allied World Assurance Co. Ltd., Starr Excess Insurance International Ltd., Federal Insurance Company and St. Paul Mercury Insurance Company.

Compensation of Executive Officers

The following table summarizes, for each of the last three fiscal years, the compensation of our Chief Executive Officer and each of our four other most highly compensated executive officers.

Summary Compensation Table

Long-Term Compensation
	Annual Compensation				Awards		Payouts

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position in 2004	Fiscal Year	Salary ($)[1]	Bonus ($)	Other Annual Compensation ($)[2]	Restricted Stock Awards ($)[3]	Stock Options (#)	LTIP Payouts ($)[4]	All Other Compensation ($)[5]

Arthur Sulzberger, Jr. Chairman of the Board and Publisher of The New York Times	2004 2003 2002	1,024,850 995,000 956,800	894,694 743,265 1,532,794	0 10,216 4,593	433,840 0 3,593,600	59,000 90,000 150,000	0 0 200,000	6,000 6,000 5,100
Russell T. Lewis[6] President and Chief Executive Officer	2004 2003 2002	1,024,850 995,000 956,800	894,694 743,265 1,532,794	12,651 31,478 89,782	414,120 0 898,400	55,000 90,000 150,000	0 0 200,000	6,000 6,000 5,100
Janet L. Robinson[7] Executive Vice President and Chief Operating Officer	2004 2003 2002	780,000 650,000 625,000	491,790 340,113 743,438	1,096 4,753 5,186	414,120 926,800 1,796,800	55,000 48,000 80,000	0 0 100,000	6,000 6,000 5,100
Michael Golden Vice Chairman; and Publisher of the International Herald Tribune	2004 2003 2002	591,220 574,000 552,000	372,764 309,673 638,664	187,093 6,902 4,890	452,392 0 0	29,670 48,000 80,000	0 0 100,000	6,000 6,000 5,100
Leonard P. Forman Executive Vice President and Chief Financial Officer	2004 2003 2002	572,680 556,000 535,000	361,075 299,962 635,662	5,837 12,148 5,308	218,892 695,100 0	29,670 48,000 80,000	0 0 50,000	6,000 6,000 5,100

1.
Salaries are generally set and paid on a calendar year basis.

2.
Mr. Golden's duties as Publisher of the International Herald Tribune require that he spend approximately three-quarters of his working time in Paris. Amounts shown for him in column (e) for 2004 principally represent the reimbursement of expenses incurred by him as a result, including a housing allowance of $56,029, a cost-of-living adjustment of $44,950, and moving expenses and travel costs between Paris and New York. The terms under which the Company reimburses Mr. Golden were approved by the Board and agreed to by Mr. Golden at the time he accepted the position as Publisher. Amounts shown in column (e) for all other named executive officers represent tax payment reimbursements. Any perquisites and other personal benefits received from the Company by such individuals were less than the reporting thresholds established by the SEC (the lesser of $50,000 or 10% of the individual's cash compensation).

3.
The amounts set forth in column (f) represent the value, as of the grant date, of the restricted stock awarded to the named executive officers. As part of the Company's transition to a new measurement period for its long-term performance award program, described further under "Long-Term Incentive Plan Awards in Last Fiscal Year," restricted stock awarded in December 2004 to named executive officers will vest 50% on the third anniversary of its grant and 50% on the fourth anniversary of its grant. Restricted stock awarded in 2002, 2003 and, for Mr. Golden, in February 2004, will vest 100% on the fifth anniversary of its grant. The holders of restricted stock are entitled to receive all cash dividends paid in respect thereof during the restricted periods. On December 26, 2004, Mr. Sulzberger, Jr. held 91,000 shares of restricted stock with an aggregate market value of $3,697,330, Mr. Lewis held 80,500 shares of restricted stock with an aggregate market value of $3,270,715, Ms. Robinson held 70,500 shares of restricted stock with an aggregate market value of $2,864,415, Mr. Golden held 10,550 shares of restricted stock with an aggregate market value of $428,647, and Mr. Forman held 20,550 shares of restricted stock with an aggregate market value of $834,947.

4.
See "Long-Term Incentive Plan Awards in Last Fiscal Year" for an explanation of the Company's long-term performance award program for senior executives.

5.
Amounts shown in column (i) represent amounts contributed by us as 50% matching contributions for the $12,000 of earnings (per Internal Revenue Service limits) contributed by or on behalf of the named individuals to our Supplemental Retirement and Investment Plan.

6.
Mr. Lewis resigned as President and Chief Executive Officer, effective December 26, 2004, after almost 35 years of service to the Company. Mr. Lewis and the Company entered into a Separation Agreement, pursuant to which he will continue as an employee until December 26, 2006. During this period, Mr. Lewis will be available to provide such services as may be requested by the Company, including representing it on joint ventures and selected Company projects, and will continue to receive his current salary and benefits. Mr. Lewis will receive grants of stock options and restricted stock and be eligible for an annual bonus for each of 2005 and 2006, in amounts comparable to options and restricted stock granted and bonuses paid to the current President and Chief Executive Officer. He will also remain eligible for long-term performance award payouts for the three-year cycles ending in each of 2005 and 2006 and the five-year cycle ending in 2009, and be eligible to participate in any long-term performance awards that are granted in 2005 and 2006, all on the same basis as the current President and Chief Executive Officer. In addition, Mr. Lewis's retirement benefits under the Company's defined benefit retirement plans will commence upon his retirement in 2006 and will be calculated as if he had retired at age 60.

7.
Effective December 27, 2004, Ms. Robinson became President and Chief Executive Officer.

Option Grants In Last Fiscal Year

	Individual Grants[1]				Grant Date Value[2]

(a)	(b)	(c)	(d)	(e)	(f)
Name	Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/SH)	Expiration Date	Grant Date Present Value ($)

Arthur Sulzberger, Jr.	59,000	3.2%	39.595	12/16/2014	459,020
Russell T. Lewis	55,000	3.0%	39.595	12/16/2014	427,900
Janet L. Robinson	55,000	3.0%	39.595	12/16/2014	427,900
Michael Golden	29,670	1.6%	39.595	12/16/2014	230,833
Leonard P. Forman	29,670	1.6%	39.595	12/16/2014	230,833

1.
All options are for Class A stock and have an exercise price equal to the market value of the stock on the grant date. The options granted to the named individuals in 2004 become exercisable in installments of 25% of the original grant on each of the first through fourth anniversaries of the grant date.

2.
In accordance with the rules of the SEC, "Grant Date Present Value" has been calculated using the Black-Scholes model of option valuation, adjusted to reflect an option term of 4.8 years, which represents the weighted average (by number of options) over the past 10 years of the length of time between the grant date of options under the Company's plans and their exercise date for all option exercises by the named executive officers and six others who were named executive officers during that period. The model also assumes: (a) an interest rate of 3.49% that represents the interest rate on a U.S. Treasury Bond with a maturity date corresponding to that of the adjusted option term of 4.8 years; (b) volatility of 19.7% calculated using monthly stock prices for the 4.8 years (58 months) prior to the grant date; and (c) dividends at the rate of $.62 per share, which was the annualized rate of dividends on a share of Class A stock as of the grant date. Based on this model, the calculated value of the options on the December 16, 2004, grant date was determined to be $7.78 per option.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values1

(a)	(b)	(c-1)	(c-2)	(d)	(e)
Name	Shares Acquired On Exercise (#)	Value Realized ($)[2]	Annualized Value Realized ($)[3]	Number of Unexercised Options at FY-End (#) Exercisable/ Unexercisable[4]	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable[5]
Arthur Sulzberger, Jr.	0	N/A	N/A	922,780/96,500	1,989,089/61,065
Russell T. Lewis	0	N/A	N/A	749,346/92,500	780,782/56,925
Janet L. Robinson	69,028	914,538	142,835	418,000/75,000	470,434/56,925
Michael Golden	0	N/A	N/A	519,124/49,670	1,574,073/30,708
Leonard P. Forman	0	N/A	N/A	322,575/49,670	386,510/30,708

1.
All options are for Class A stock.

2.
Market value of underlying securities at exercise minus the exercise price.

3.
Aggregate Value Realized upon exercise (column c-1) divided by the number of years executive held applicable option before exercise (column c-2).

4.
Options granted to these executives under the NYT Stock Plan become exercisable in four equal installments over a period of four years from the date of grant.

5.
Market value of underlying securities at December 26, 2004 ($40.63) minus the option exercise price.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders
Stock options	30,799,000	[1]	$41	7,129,000	[2]
Employee Stock Purchase Plan	—		—	7,993,000	[3]
Stock awards	113,000	[4]	—	1,159,000	[5]

Total	30,912,000		—	16,281,000
Equity compensation plans not approved by security holders	None		None	None

1.
Includes shares of Class A stock to be issued upon exercise of stock options granted under the NYT Stock Plan and the Directors' Plans.

2.
Includes shares of Class A stock available for future stock options to be granted under the NYT Stock Plan and the 2004 Non-Employee Directors' Stock Incentive Plan (the "2004 Directors' Plan"). The 2004 Directors' Plan provides for the issuance of up to 500,000 shares of Class A stock in the form of stock options or restricted stock awards. The amount reported for stock options includes the aggregate number of securities remaining (approximately 450,000 as of December 26, 2004) for future issuances under that plan.

3.
Includes shares of Class A stock available for future issuance under the Employee Stock Purchase Plan.

4.
Includes shares of Class A stock to be issued upon conversion of stock awards under the NYT Stock Plan.

5.
Includes shares of Class A stock available for stock awards under the NYT Stock Plan.

Long-Term Incentive Plan Awards in Last Fiscal Year

Under the Company's long-term performance award program for senior executives, prior to December 2004, a grant was made in December of each year for a three-year cycle commencing the following January. The actual amount paid at the end of each cycle depended on the total return to holders of Class A stock relative to the total return to holders of stock in the companies that make up the "peer group" described under "Performance Presentation" during the three-year period. Under a new program adopted in December 2004, awards similarly depend on the relative total return to holders of Class A stock and holders of stock in the peer group companies but measure the return over a five-year period. The Compensation Committee set target amounts for plan participants, including the executive officers named below, for the five-year period 2004-2009. As a result of these grants, there would have been existing three- or five-year cycles ending in each of 2005, 2006 and 2009, but none in either 2007 or 2008. Therefore, as a means of transitioning to the new five-year measurement period, the vesting of restricted stock grants to participants in the long-term performance award program, including those set forth in column (f) of the "Summary Compensation Table", has been accelerated, with 50% of the restricted stock grants vesting on the third anniversary of its grant and 50% vesting on the fourth anniversary of its grant. Future amounts paid under the Company's long-term performance award program will be set forth in column (h) of that table.

			Estimated Future Payouts Under Non-Stock Price-Based Plan
(a)	(b)	(c)	(d)	(e)	(f)
Name	Number of Shares, Units or Other Rights (#)	Performance or Other Period Until Maturation or Payout	Threshold ($)	Target ($)	Maximum ($)

Arthur Sulzberger, Jr.	1	5 years (2005-2009)	175,000	700,000	1,225,000
Russell T. Lewis	1	5 years (2005-2009)	162,500	650,000	1,137,500
Janet L. Robinson	1	5 years (2005-2009)	162,500	650,000	1,137,500
Michael Golden	1	5 years (2005-2009)	92,500	370,000	647,500
Leonard P. Forman	1	5 years (2005-2009)	92,500	370,000	647,500

Pension Plan Table

The following table shows the annual estimated benefits payable under our defined benefit retirement plans upon retirement to employees in specified covered compensation and years of credited service classifications. The maximum annual benefit payable under the plans which cover the executive officers is 50% of average annual covered compensation for the five highest-paid consecutive years out of the most recent 10 years. The maximum annual benefit is payable with 20 years of credited service and is prorated for less than 20 years. The amount of estimated annual benefit is based upon the assumption that the nonqualified supplemental executive retirement plan will continue in force in its present form.

	Estimated Annual Pension For Representative Years of Credited Service
Highest Five-Year Average Annual Compensation
	10	15	20 or More

$ 750,000	$187,500	$281,250	$ 375,000
1,000,000	250,000	375,000	500,000
1,250,000	312,500	468,750	625,000
1,500,000	375,000	562,500	750,000
1,750,000	437,500	656,250	875,000
2,000,000	500,000	750,000	1,000,000

The benefits described in the table above are calculated on a straight-life annuity basis and are not subject to any reduction for Social Security or other offset amounts.

For named executive officers, annual covered compensation for 2004 is the sum of (i) the amount shown for 2004 in column (c) of the "Summary Compensation Table" and (ii) the annual bonus earned for 2003. Annual covered compensation for 2004 was $1,768,115 for Mr. Sulzberger, Jr., $1,768,115 for Mr. Lewis, $1,120,113 for Ms. Robinson, $900,893 for Mr. Golden, and $872,642 for Mr. Forman.

The named executive officers had the following full years of credited service as of December 26, 2004: Mr. Sulzberger, Jr.: 26; Mr. Lewis: 33; Ms. Robinson: 21; Mr. Golden: 20; and Mr. Forman: 20.

Performance Presentation

The following graph shows the annual cumulative total stockholder return for the five years ending December 31, 2004, on an assumed investment of $100 on December 31, 1999, in the Company, the Standard & Poor's S&P 500 Stock Index and an index of the common stock of peer group communications companies. The peer group returns are weighted by market capitalization at the beginning of each year. The peer group is comprised of the Company and the following other communications companies: Dow Jones & Company, Inc., Gannett Co., Inc., Knight Ridder, Inc., Media General, Inc., The McClatchy Company, Tribune Company and The Washington Post Company. Stockholder return is measured by dividing (a) the sum of (i) the cumulative amount of dividends declared for the measurement period, assuming monthly reinvestment of dividends and (ii) the difference between the issuer's share price at the end and the beginning of the measurement period by (b) the share price at the beginning of the measurement period. As a result, stockholder return includes both dividends and stock appreciation.

Stock Performance Comparison Between S&P 500, The New York Times
Company's Class A Common Stock and Peer Group Common Stock

Compensation Committee Report

To the Stockholders of The New York Times Company:

Compensation Policies and Purposes

In structuring compensation for the Company's executive officers, including the Chairman and the President and Chief Executive Officer, the goal of the Compensation Committee is to enable the Company to attract, retain and motivate the highest caliber of executives by offering competitive compensation, to reward superior performance and to link the executives' total compensation to the interests of stockholders. Accordingly, we tie a substantial portion of each executive officer's total potential compensation to Company performance. In addition to a base salary, executives are eligible for annual bonuses and long-term performance awards and receive grants of stock options and restricted stock. This "at risk" compensation aligns the interests of executives with those of stockholders.

    •
    Annual bonuses are paid only if specific financial targets, set in advance by the Committee in conjunction with its review of the Company's strategic and operating plans, are achieved.

    •
    Long-term performance awards are paid based upon the performance of the Company's Class A stock relative to the stock of its peer companies over a multi-year period.

    •
    Stock options produce value for executives only if the Company's Class A stock price increases over the exercise price, which is set at the market price on the date of grant, and also, through vesting and forfeiture provisions, create incentives for executive officers to remain with the Company.

    •
    Restricted stock creates incentives for executives to increase the value of the Company's Class A stock and to remain with the Company because the shares do not fully vest until an extended period after the grant date.

    •
    Stock ownership guidelines require executives to achieve substantial levels of ownership of stock in the Company.

Committee Procedures

Our Committee consists solely of non-employee Directors of the Company. The Board of Directors has determined that each Committee member is "independent" under the corporate governance listing standards of the NYSE.

We specifically approve all compensation for the Company's senior executive officers, including the Chairman, the President and Chief Executive Officer and the three other most highly compensated executive officers named in the "Summary Compensation Table" in this Proxy Statement, and oversee the administration of executive compensation programs. Compensation for other members of senior management is reviewed and established pursuant to salary "bands," whereby the compensation of such senior management reflects the levels of responsibility and the market value of their positions. In addition, we discuss with management in general terms the compensation of non-executive employees. In 2004, over 900 employees participated in the Company's incentive plans in one form or another.

We annually review the Company's executive compensation policies with regard to the linkage between executive compensation and the interests of stockholders, as well as competitiveness of the programs. Each year, management reports to us on its review of data from nationally recognized compensation surveys assembled and analyzed by outside compensation consultants retained by us. Management analyzes total actual annual cash compensation and the economic value of long-term awards for comparable executive positions at a cross-industry subset of U.S. companies with revenues comparable to the Company as well as similar data from media companies, including those companies in the "peer group" described under "Performance Presentation" in this Proxy Statement. Although we do not use a specific formula to set pay in relation to this market data, we generally use the data to set target annual cash compensation for executive officers slightly above the mid-range of companies surveyed and to allocate a significant portion of such compensation to performance-based annual bonuses.

In December of each year, we meet to discuss and approve executive compensation. At that time, we take the following actions:

    •
    set salaries for the coming year;

    •
    set annual bonus potentials and the related financial targets for the coming year;

    •
    set award potentials and the performance period for the long-term performance cycle commencing in the coming year; and

    •
    award stock options and restricted stock.

In February of each year, we certify the achievement of performance goals for the recently completed year and long-term cycles and approve the payment of the annual bonuses and long-term performance awards.

Compensation Structure

Executive compensation consists of salary and the incentive compensation described above. The more responsible the executive officer's position, the greater the portion of the "at risk" compensation. In setting overall compensation for individual executive officers, allocating overall compensation into its components and setting the targets at which compensation is payable, we consider individual performance and responsibilities as well as the strategic and operating plans of the executive's operating unit, where applicable, and the Company as a whole. We do not assign these factors specific mathematical weights but rather exercise our own judgment in allocating compensation.

Salaries

Salaries for executive officers are reviewed annually. Salary increases are based on a number of factors, including a review of the competitive data described above. We believe the salaries set for 2004 were appropriate in light of salaries paid for comparable positions at other companies and the individual performance and responsibilities of the executives.

Annual Bonuses

Potential annual bonuses are set as a percentage of salary. The more responsible the executive officer's position, the higher the percentage. The amounts actually paid to each corporate executive officer depend principally upon the Company's achievement of designated earnings per share targets. For executive officers who work for specific operating divisions of the Company, the annual bonus that may be received generally depends 50% on the achievement of the Company-wide earnings per share targets and 50% upon the achievement of operating result targets by the individual's operating unit.

Long-Term Performance Awards

Amounts paid under long-term performance awards depend on the total return over a multi-year period to Class A stockholders relative to the total return to stockholders of the companies that make up the "peer group" described under "Performance Presentation." A target range of potential payouts is specified for each participant, including each executive officer. The actual amount paid at the end of the cycle to each participant ranges from the threshold to the maximum amount, or may be "0", depending on total stockholder return. For the three-year performance cycle ending in 2004, for which target amounts were set in 2001, no payments were made.

Beginning in December 2004, we extended the measurement period used to determine long-term performance awards from three to five years to better reflect a full economic cycle and the time required for the realization of the Company's business strategy. As a result, the final three-year cycle will end in 2006 and the five-year cycles will end annually beginning in 2009; no cycles will end in 2007 or 2008. In transitioning to the new five-year measurement period, the vesting of restricted stock granted in 2004 for participants in the long-term performance award program (described further below) has been accelerated, with 50% of the restricted stock vesting in 2007 and 50% vesting in 2008. We currently intend that future restricted stock grants to such executive officers will vest 100% after five years. We also increased the amounts of potential awards for the five-year cycle from prior years to set total long-term compensation slightly above the mid-range of such compensation in the annual competitive survey.

Stock Options/Restricted Stock

In 2004, the stock-based component of compensation was changed for eligible employees, including executive officers. In the past, except in exceptional circumstances, stock-based compensation consisted only of stock options. Upon consideration of several factors, including the number of options previously granted that remain outstanding, anticipated changes to the accounting treatment of options and the changing nature of executive compensation practices, we determined beginning in 2004 to award executive officers a combination of stock options and restricted stock. The grant of restricted stock results in less dilution to the Company's stockholders because each share of restricted stock granted has more value than each option granted, resulting in the issuance of fewer shares of stock to provide the same incentive. This change follows the Company's 40% across-the-board reduction in total stock options awarded to employees in 2003 compared with 2002.

As a result of the change, each executive officer received both stock options and shares of restricted stock. Taking the stock options and restricted stock together, we believe the stock-based component of compensation for 2004 was comparable to 2003.

    •
    Stock options granted to executive officers have an exercise price equal to the market value of the underlying stock on the date of grant, vest in equal increments over four years and expire after ten years.

    •
    Restricted stock awards granted to executive officers represent an outright grant of the shares; however, during a five-year vesting period (subject to the accelerated vesting for certain recipients described above), the shares cannot be transferred and are forfeited if the holder leaves the employ of the Company (other than due to death, disability or retirement). During the vesting period, the holder of the restricted stock is entitled to vote the shares and to receive all dividends paid on the shares. Upon vesting, the shares are held free and clear of restriction.

The value of the combined stock-based package granted to each executive officer depended on the degree of responsibility of the executive's position and was based, in part, on a review of survey data supplied by outside compensation consultants of stock options, restricted stock grants and other long-term compensation granted to executive officers at comparable salary and responsibility levels at other companies.

In September 2004, we adopted minimum stock ownership guidelines for those executive officers named in the "Summary Compensation Table." The Chairman is required to own shares of the Company's Class A stock equal in value to three times current annual base salary, and the other named executive officers are required to own shares equal in value to one or two times current annual base salary. Restricted stock is counted in calculating ownership. Each affected executive officer will have five years to attain the holding requirements.

Tax

The Internal Revenue Code imposes certain limitations on the deductibility of compensation paid to those executive officers named in the "Summary Compensation Table." Certain compensation, including performance-based compensation meeting specified requirements, is exempt from this deduction limit. To the extent practicable, we have structured, and intend to continue to structure, performance-based compensation, including stock option grants, annual bonuses and long-term performance awards to executive officers who may be subject to these limitations in a manner that satisfies those requirements. To ensure the continued deductibility of compensation paid to the Company's executive officers, we have recommended the reapproval of the material terms of the performance goals for annual and long-term performance awards under the NYT Plans. See "Proposal Number 2—Reapproval of Material Terms of Performance Goals for Annual and Long-Term Executive Performance Awards." However, we reserve the right to award non-deductible compensation as we deem appropriate. The Company will not be entitled to a tax deduction with respect to certain restricted stock that vested in 2004. In addition, a portion of the salary and other compensation received by certain of these executive officers for 2004 was not deductible.

Compensation of the Chairman and the President and Chief Executive Officer

We based 2004 compensation for Arthur Sulzberger, Jr., the Company's Chairman, and Russell T. Lewis, the President and Chief Executive Officer, on several different factors and criteria, including the review of an outside executive compensation consultant retained by the Committee. The Committee also considered the roles of Mr. Sulzberger, Jr. and Mr. Lewis in instituting and maintaining strong management succession and development programs, including in connection with Mr. Lewis's retirement at the end of 2004 and the Board's appointment of Janet L. Robinson as President and Chief Executive Officer. As was the case for all executives, the 2004 compensation of Mr. Sulzberger, Jr. and Mr. Lewis, as well as that of Ms. Robinson, included a salary and the "at risk" compensation described above. We believe that each of their 2004 compensation packages was fair and reasonable and included an appropriately significant portion of "at risk" compensation to tie the amount of their compensation to the Company's performance.

Salary

Prior to setting 2004 salaries for Mr. Sulzberger, Jr. and Mr. Lewis in December 2003, we reviewed data assembled by outside compensation consultants concerning the compensation for similar positions at other companies of comparable size as described above and considered the individual performance and responsibilities of the executives. After such review, we set their base salaries at $1,024,850.

Annual Bonus

The 2004 earnings per share targets, which were set in December 2003 and used to determine annual bonuses for Mr. Sulzberger, Jr. and Mr. Lewis, were met at the 97% target. As a result, annual bonus payouts of $894,694 were made to each of these executives.

Long-Term Performance Awards

For the three-year performance cycle ending in 2004, target amounts, which were set for each executive in December 2001, were not met. As a result, no payments were made to Mr. Sulzberger, Jr. or Mr. Lewis.

Stock Options/Restricted Stock

We granted Mr. Sulzberger, Jr. options to acquire 59,000 shares of Class A stock and 11,000 shares of restricted stock. Mr. Lewis was granted options to acquire 55,000 shares of Class A stock and 10,500 shares of restricted stock.

Separation Agreement

At the end of 2004, Mr. Lewis resigned as President and Chief Executive Officer. Mr. Lewis and the Company entered into a Separation Agreement, the terms of which have been described elsewhere in the Proxy Statement and a copy of which has been publicly filed by the Company. We believe the terms of this Separation Agreement were fair and reasonable to the Company in light of Mr. Lewis's long tenure with the Company and his many contributions during that time.

  Brenda C. Barnes, Chair
  John F. Akers
  David E. Liddle
  Thomas Middelhoff
  Henry B. Schacht
  Donald M. Stewart

Audit Committee Report

To the Stockholders of The New York Times Company:

The Audit Committee is composed of five non-employee Directors, Ellen R. Marram, Chair, Raul E. Cesan, David E. Liddle, Henry B. Schacht and Doreen A. Toben. The Board of Directors has determined that:

•
each Committee member is "independent" under the corporate governance listing standards of the NYSE and is "financially literate" as defined by the NYSE;

•
each Committee member satisfies the "financial management expertise" standard, as required by the NYSE; and

•
each Committee member is an "audit committee financial expert" as defined by the SEC.

The Committee operates under a written charter adopted by the Board of Directors and most recently amended in November 2004. A copy of the charter is attached to this Proxy Statement as Appendix II. The charter is also available in the Corporate Governance section of the Company's corporate Web site, http://www.nytco.com.

Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal control over financial reporting. The Company's independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), is responsible for performing an independent integrated audit of (i) the Company's consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and (ii) management's assessment of, and the effectiveness of, the Company's internal control over financial reporting, and for issuing the reports thereon. The Committee is responsible for assisting the Board in monitoring:

•
the integrity of the Company's financial statements;

•
the Company's compliance with legal and regulatory requirements;

•
the Company's independent registered public accounting firm's qualifications and independence; and

•
the performance of the Company's internal audit function and independent registered public accounting firm.

In this context, during 2004 the Committee met eight times and held separate discussions with management, the Company's internal auditors and Deloitte. The Committee's Chair, as representative of the Committee, discussed the Company's interim financial information contained in each quarterly earnings announcement with the Company's Chief Financial Officer and/or Controller and Deloitte prior to public release. Each other member of the Committee also generally participated in this discussion. The full Committee reviews the Company's quarterly financial statements with management and Deloitte. In addition, the Committee reviewed and discussed the Company's progress on complying with Section 404 of the Sarbanes-Oxley Act.

Management has represented to the Committee that the Company's 2004 annual consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Committee reviewed and discussed with management and Deloitte the Company's 2004 annual consolidated financial statements and Deloitte's audit report thereon, management's annual report on the Company's internal control over financial reporting and Deloitte's audit report on management's assessment of, and the effectiveness of, the Company's internal control over financial reporting. The Committee has also discussed the following with Deloitte:

•
the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), which include, among other items, matters related to the conduct of the audit of the Company's 2004 annual consolidated financial statements;

•
the critical accounting policies and practices used in the preparation of the Company's 2004 annual consolidated financial statements, alternative treatments of financial information within accounting principles generally accepted in the United States of America that Deloitte discussed with management, the ramifications of using such alternative treatments, and the treatment preferred by Deloitte; and

•
other material written communications between Deloitte and management.

In addition, the Committee has received and reviewed the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte that firm's independence from the Company and management, including all relationships between the firm and the Company. As part of its role of monitoring Deloitte's independence, the Committee has adopted a "Policy on Auditor Independence and Non-Audit Services" (which, among other things, requires management and the Committee to consider whether Deloitte's provision of any non-audit services would impair Deloitte's independence) and a "Policy on Hiring Current or Former Employees of Independent Auditors." Both of these policies are available at http://www.nytco.com.

In addition, the Committee obtains and reviews annually a report by Deloitte describing:

•
the firm's internal quality-control procedures; and

•
any material issues raised by (i) the most recent internal quality-control review (or peer review) of the firm, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

The Committee discussed with the Company's internal auditors, Deloitte and management the overall scope and plans for their respective audits. The Committee met with the internal auditors and Deloitte, with and without management present, to discuss the results of their respective audits, the evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 26, 2004, for filing with the SEC.

The Committee also has recommended, subject to stockholder approval, the selection of Deloitte as the Company's independent registered public accounting firm for the fiscal year ending December 25, 2005.

  Ellen R. Marram, Chair
  Raul E. Cesan
  David E. Liddle
  Henry B. Schacht
  Doreen A. Toben

Proposal Number 2 –
Reapproval of Material Terms of Performance Goals for Annual and Long-Term Executive Performance Awards

Purpose of Proposal

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes limitations on the amount of compensation expense that a publicly held corporation may deduct for income tax purposes. In general, a public corporation may not deduct compensation in excess of $1 million paid to any of the five executive officers whose compensation is reported in the summary compensation table of its annual proxy statement. However, compensation that qualifies as "performance-based" is not subject to this deduction limitation. One of the conditions to qualify as performance-based is that the material terms of the performance goals must be approved by stockholders.

The Company's 1991 Executive Stock Incentive Plan (the "NYT Stock Plan") and its 1991 Executive Cash Bonus Plan (the "NYT Cash Plan", and collectively, the "NYT Plans") each contain provisions for annual and long-term performance awards that qualify as performance-based under Section 162(m). The material terms of the performance goals related to these awards were last approved by stockholders in 2000. Stockholder reapproval must be obtained at least every five years for performance-based plans, such as the NYT Plans, that have targets or goals that the Compensation Committee has authority to change. Therefore, the Company is seeking stockholder reapproval of all such material terms at the 2005 Annual Meeting. The Company is not amending or otherwise altering the NYT Plans in any respect and is not asking for stockholder approval of any amendments.

Description of NYT Plans

Under the NYT Plans, the Compensation Committee may grant stock options and may authorize incentive compensation awards to eligible employees, which consist of executives and other key employees.

Options.    The NYT Stock Plan provides for the granting of stock options. Options may be either "incentive stock options" as defined in Section 422 of the Code or "non-qualified stock options" which do not meet the requirements of Section 422 of the Code. The maximum number of shares of Class A stock that may be issued pursuant to options is 60,000,000 (of which 6,777,473 remained available for future grants as of February 28, 2005), subject to adjustment in the event of a stock split, stock dividend, reclassification or certain other events. The NYT Stock Plan limits the number of shares with respect to which options may be granted to any key employee during a calendar year to 400,000 (similarly subject to adjustment).

The exercise price of an option granted pursuant to the NYT Stock Plan is the market value of the Class A stock at the time the option is granted (except as noted below with respect to incentive stock options). As of February 28, 2005, the market value of the Class A stock was $36.61 per share (determined as provided in the NYT Stock Plan based on trading on such day on the NYSE).

Each option (except as noted below with respect to incentive stock options) must be exercised within ten years from the date granted or such shorter period as may be set by the Compensation Committee. An option may not be exercised within one year of the grant (except in the case of retirement, death or disability). Thereafter, options become exercisable in such installments, if any, as specified by the Compensation Committee at the time of grant. Upon termination of active employment by reason of disability or retirement, or upon an optionee's death, all options generally vest and remain in effect until their expiration. Upon termination of employment for any other reason, the optionee may exercise all exercisable options for one year after such termination (but not beyond the original expiration date).

With respect to incentive stock options, if the aggregate fair market value (determined as of the date the option is granted) of the shares for which any optionee may for the first time exercise incentive stock options in any calendar year exceeds $100,000, such excess incentive stock options are treated as non-qualified stock options. In the case of incentive stock options that are granted to an employee who owns, or is deemed by reason of the attribution rules under Section 425(d) of the Code to own, more than 10% of the combined voting power of all classes of our stock, the exercise price of such options must be at least 110% of the fair market value at the time the options are granted, and such options must be exercised within five years from the date granted.

Awards.    The aggregate amount of incentive compensation awards under the NYT Plans is limited to 4% of Income Before Income Taxes (as defined in the NYT Plans and subject to adjustments for extraordinary events), with unused amounts being available in subsequent years.

The Compensation Committee may make awards of cash or Class A stock, which may be delivered immediately, in installments or on a deferred date, and which may be subject to vesting requirements and other conditions. Awards under the NYT Cash Plan may be paid only in cash. Awards under the NYT Stock Plan may be paid in stock, stock equivalents or cash. The maximum number of shares of the Class A stock available under the NYT Stock Plan for awards is 2,000,000 shares (of which 1,161,582 remained available for future awards as of February 28, 2005) subject to adjustment in the event of a stock split, stock dividend, reclassification or certain other events.

The NYT Plans provide for awards in the following forms:

•
Cash Award. An award payable in cash.

•
Stock Grant. A grant of shares of our Class A stock.

•
Restricted Stock. A grant of shares of our Class A stock, which shares are subject to forfeiture if the recipient leaves the employ of the Company, other than upon death, disability or retirement, during the restricted period specified in the award (which must be at least one year).

•
Retirement Units. Upon the award of retirement units, the participant's retirement unit account, which we maintain, is credited with that number of shares of Class A stock determined by dividing the dollar amount of such award by the market value of a share on the date of award. Upon a participant's death, retirement or termination of employment, the retirement unit account matures and the participant receives, in ten approximately equal annual installments (subject to the discretion of the Compensation Committee to accelerate or defer distribution), shares of Class A stock equal in the aggregate to the number of retirement units credited to such participant's retirement unit account.

•
Performance Awards. These awards entitle the participant to receive Class A stock, restricted stock, retirement units, options or cash in an amount which depends upon our financial performance during a stated period of more than one year.

•
Annual Performance Awards and Long-Term Performance Awards. Awards are payable in shares of Class A stock, restricted stock, retirement units, cash, or any combination thereof, as specified by the Compensation Committee. The material terms of the performance goals for annual and long-term performance awards under the NYT Plans are as follows:

•
Eligible Employees: Annual performance awards are available each year only to individuals who are designated by the Compensation Committee as likely to be officers whose compensation is required to be disclosed in the proxy statement for such year and whose annual salary and bonus for such year are expected to exceed $1,000,000. Long-term performance awards are available each year only to certain key business leaders and senior management of the Company as determined in the discretion of the Compensation Committee.

•
Performance Goals: Annual and long-term performance awards are payable based upon the achievement of targets established by the Compensation Committee under one or more performance goals, that is, the attainment of a target or targets based on one or more of the following:

  •
  earnings per share;

  •
  net income;

  •
  return on assets;

  •
  return on stockholders' equity;

  •
  operating profit or operating margins of the Company or a division, subsidiary or group thereof;

  •
  cash flow of the Company or a division, subsidiary or group thereof;

  •
  increase in stockholder value;

  •
  revenue growth of the Company or a division, subsidiary or group thereof; or

  •
  the improved use of capital and/or assets of the Company or a division, subsidiary or group thereof.

  Annual performance awards are based on the attainment of a specified annual target or targets, while long-term performance awards are based on targets measured over a period in excess of one year.

•
Maximum Payout: No participant may receive an annual performance award or a long-term performance award with a maximum payout potential in excess of $3,000,000. The Compensation Committee may (and currently expects to) provide for awards with a maximum payout potential of less than such dollar limit for any particular year. In addition, the amount of any actual payout of an annual or long-term performance award depends on the extent to which the targets specified by the Compensation Committee for the particular year are attained. The Committee retains the discretion to reduce the amount actually paid out under any award.

This Proposal 2 seeks stockholder reapproval of the foregoing material terms of the performance goals for annual and long-term performance awards under the NYT Plans, which will carry these standards through the next five years of the NYT Plans. If these material terms are not approved by the stockholders, no further annual or long-term performance awards will be made under the NYT Plans; however, the Compensation Committee will retain the right to pay each affected officer otherwise eligible for such awards annual and long-term bonuses based on such criteria as may be established by the Committee. In such event, a portion of such bonuses may not be deductible by the Company for federal income tax purposes.

New Benefits

The options and awards that will be granted in the future under the NYT Plans are not currently determinable. The following table sets forth information respecting options granted and awards made for 2004 under the NYT Plans for the executive officers named in the "Summary Compensation Table", all executive officers as a group, all other employees receiving options as a group and all other employees receiving awards as a group. Non-executive directors are ineligible for participation in the NYT Plans. See "Compensation of Executive Officers."

Name and Principal Position in 2004	Awards[1]	Stock Options
	($)	(#)
Arthur Sulzberger, Jr. Chairman of the Board and Publisher of The New York Times	1,328,534	59,000
Russell T. Lewis[2] President and Chief Executive Officer	1,308,814	55,000
Janet L. Robinson[3] Executive Vice President and Chief Operating Officer	905,910	55,000
Michael Golden Vice Chairman and Publisher of the International Herald Tribune	825,156	29,670
Leonard P. Forman Executive Vice President and Chief Financial Officer	579,967	29,670
All executive officers, as a group (16 persons in 2004)	8,581,452	419,310
All other employees receiving options, as a group (964 persons)	N/A	1,435,453
All other employees receiving awards, as a group (964 persons)	16,638,474	N/A

1.
Awards made for 2004 consisted of restricted stock and cash bonuses.

2.
Mr. Lewis resigned as President and Chief Executive Officer, effective December 26, 2004,

3.
Effective December 27, 2004, Ms. Robinson was named President and Chief Executive Officer.

Amendments; Non-exclusivity

The Board may, in its discretion, amend the NYT Plans at any time; provided, however, that no amendment that would materially affect the maximum permitted annual accrual for awards under the NYT Plans may be made unless such amendment is approved by the holders of a majority of the outstanding shares of Class A and B stock entitled to vote on such amendment, voting as a single class. In addition, the Board may make no change that would prevent incentive stock options granted under the NYT Stock Plan from being incentive stock options without the consent of the optionees concerned, and the Board may not make any amendment to the NYT Stock Plan that (1) changes the class of persons eligible for incentive stock options, (2) increases the total number of shares for which options may be granted, or (3) increases the total number of shares authorized for stock awards, without the approval of the holders of a majority of the outstanding shares of Class A and Class B stock entitled to vote thereon, voting together as one class.

Participation in the NYT Plans is not exclusive and does not prevent any participant from participating in any other compensation plan of the Company or from receiving any other compensation from us.

Recommendation and Vote Required

The Board of Directors recommends a vote FOR the following resolution, which will be presented to the meeting:

    RESOLVED, that the material terms of the performance goals for annual and long-term performance awards contained in the 1991 Executive Stock Incentive and 1991 Executive Cash Bonus Plans and described in Proposal 2 in The New York Times Company's 2005 Proxy Statement be, and the same hereby are, re-affirmed, re-ratified, re-confirmed and reapproved.

An affirmative vote of the holders of a majority of the votes cast by holders of shares of Class A and Class B stock in attendance, in person or by proxy, at the Annual Meeting, voting together as one class, is required for reapproval of the material terms of the performance goals for annual and long-term performance awards. As a result, abstentions and broker non-votes will have no effect on the proposal.

Proposal Number 3 –
Selection of Auditors

The Audit Committee has selected the firm of Deloitte & Touche LLP, an independent registered public accounting firm, as our auditors for the fiscal year ending December 25, 2005, subject to ratification of such selection by our Class A and Class B stockholders voting together as one class. Deloitte & Touche LLP has audited our financial statements for many years.

We have been informed by Deloitte & Touche LLP that their firm has no direct financial interest nor any material indirect financial interest in us or any of our affiliated companies. Deloitte & Touche LLP has not had any connection during the past three years with us or any of our affiliated companies in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if he or she decides to do so. The representative will also be available to respond to appropriate questions from stockholders at the Annual Meeting.

Audit and Other Fees

Audit Fees.    The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements, the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q, comfort letters to underwriters and services normally provided by the independent auditor in connection with statutory and regulatory filings were $3,122,000 for the fiscal year ended December 26, 2004, and $2,218,000 for the fiscal year ended December 28, 2003. In 2004, audit fees also included fees for professional services rendered for the audits of (i) management's assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

Audit-Related Fees.    The aggregate fees billed by Deloitte & Touche LLP for assurance and related services related to the performance or review of the Company's financial statements and not described above under "Audit Fees" were $384,000 for the 2004 fiscal year and $576,000 for the 2003 fiscal year. In both years, the audit-related services included audits of the Company's benefit plans and not-for-profit entities and advice with respect to the requirements of the Sarbanes-Oxley Act of 2002 relating to internal controls.

Tax Fees.    The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for tax compliance, tax advice and tax planning were $182,000 in the 2004 fiscal year and $198,000 in the 2003 fiscal year.

All Other Fees.    The aggregate fees billed by Deloitte & Touche LLP for products and services other than those described above were $51,000 for the 2004 fiscal year and $47,000 for the 2003 fiscal year. Other fees consisted primarily of software licensing fees.

Audit Committee's Pre-Approval Policies and Procedures

Our Audit Committee Charter, among other things, requires the Audit Committee to pre-approve the rendering by our independent registered public accounting firm of all auditing services, internal control-related services and permitted non-audit services. The Chair of the Audit Committee may pre-approve the rendering of such services (other than internal control-related services) on behalf of the Committee, provided the matter is then presented to the full Committee at the next scheduled meeting.

Recommendation and Vote Required

The Audit Committee of the Board of Directors recommends a vote FOR the following resolution, which will be presented to the meeting:

  RESOLVED, that the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors of The New York Times Company for the fiscal year ending December 25, 2005, is hereby ratified, confirmed and approved.

The affirmative vote of the holders of a majority of the shares of Class A and Class B stock represented at the Annual Meeting, in person or by proxy, voting together as one class, is required for approval of this resolution. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Other Matters

Submission of Stockholder Proposals for 2006

Stockholders who intend to present proposals at the 2006 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than November 10, 2005. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company's 2006 proxy materials. In order for a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of SEC Rule 14a-4(c), such proposal must be received prior to January 25, 2006.

Certain Matters Relating to Proxy Materials and Annual Reports

The Company may now satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method is referred to as "householding" and can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company has delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received from impacted stockholders prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a registered stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact Mellon Investor Services, P.O. Box 3315, South Hackensack, NJ 07606-1915, telephone 1-800-240-0345. If your stock is held through a broker or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact such broker or bank.

By order of the Board of Directors

RHONDA L. BRAUER
 Secretary
New York, NY
March 11, 2005

Appendix I

THE NEW YORK TIMES COMPANY

CORPORATE GOVERNANCE PRINCIPLES

The New York Times Company's Board of Directors, acting on the recommendation of the Nominating & Governance Committee, has adopted the following Corporate Governance Principles:

1.     The Core Purpose and Core Values of the Company

The Company's core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

The core values that enable the Company to achieve its core purpose are:

  1.
  Content of the highest quality and integrity. This is the basis for the Company's reputation and the means by which it fulfills the public trust and its customers' expectations.

  2.
  Fair treatment of employees based on respect, accountability and standards of excellence.

  3.
  Creating long-term stockholder value through investment and constancy of purpose.

  4.
  Good corporate citizenship.

In support of the Company's core purpose and core values, the Board is committed to the editorial independence at all Company properties.

2.     Director Responsibilities

  2.1
  The business of the Company shall be managed under the direction of the Board of Directors. The basic responsibility of the Board of Directors is to exercise its business judgment to act in what the Board members reasonably believe to be in the best interest of the Company and its stockholders. Although approximately 30% of the Directors are elected by the holders of the Company's Class A Common Stock and the remaining Directors by the holders of the Company's Class B Common Stock, once elected all Directors have the same duties and responsibilities.

  2.2
  In discharging their obligations to stockholders, Directors are entitled to rely on the honesty and integrity of the Company's senior management and its outside advisors and auditors. The Directors will also be entitled to (a) Company-purchased directors' and officers' liability insurance, (b) Company-provided indemnification to the fullest extent permitted by law and the Company's certificate of incorporation, by-laws and any indemnification agreements, and (c) legal protection from personal liability to the Company and its stockholders, as provided by state law and the Company's certificate of incorporation.

  2.3
  Directors are expected to attend Board meetings, meetings of Committees on which they serve and the Company's annual meeting of stockholders, to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities. Written materials that are important to the Board's understanding of the business to be conducted at a Board or Committee meeting should be distributed to the Directors sufficiently in advance of the meeting to allow the Directors to prepare for discussion of the business at the meeting. Directors are expected to review these materials in advance of the meeting.

  2.4
  The Board has no policy with respect to the separation of the offices of the Chairman and the Chief Executive Officer. The Board believes that it is in the best interest of the Company for the Board to make a determination as to whether or not the offices should be separate, when it appoints a new Chairman or Chief Executive Officer.

  2.5
  The Chairman of the Board will set the agenda for Board meetings with the understanding that certain items necessary for appropriate Board oversight will be brought to the Board periodically for review and/or decision. Any Director may request that an item be included on any meeting agenda.

  2.6
  To supplement the written materials distributed in advance of Board and Committee meetings, meetings will include presentations by management and, when appropriate, outside advisors or consultants, as well as ample time for a full and open discussion of the agenda items.

  2.7
  The non-management Directors will meet in regular executive sessions. A non-management Director will be designated to preside at such sessions by the non-management Directors.

  2.8
  Directors are expected to adhere to the conflict of interest policies and the code of conduct maintained by the Board.

3.     Director Qualifications

  3.1
  The Board will have a majority of Directors who meet the criteria for independence required by the New York Stock Exchange. The Nominating & Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Directors, as well as the composition of the Board as a whole. This assessment will include consideration of Directors' independence, diversity, character, judgment and business experience, as well as their appreciation of the Company's core purpose, core values and journalistic mission. The Nominating & Governance Committee will consider and make recommendations to the Board concerning candidates to fill new positions created by expansion and vacancies that occur by resignation, by retirement or for any other reason. Final approval of a candidate is determined by the full Board.

  3.2
  It is the sense of the Board that a size of 12 to 16 is appropriate for purposes of functioning efficiently as a body. However, the Board would provide for a smaller or larger size if circumstances so warranted.

  3.3
  It is the sense of the Board that when a Director retires or changes the principal position he or she held when initially elected to the Board, the Director should volunteer to resign from the Board as of the date of retirement or change in position. It is not the sense of the Board that in every instance the Director in this circumstance should necessarily be required to leave the Board. There should, however, be an opportunity for the Nominating & Governance Committee, in consultation with the Chairman, to review the continued appropriateness of Board membership under the circumstances and to recommend to the full Board the action, if any, to be taken on the proffered resignation.

  3.4
  Non-management Directors are encouraged to limit the number of other public company boards on which they serve, taking into account the potential time commitment of serving on these boards. Non-management Directors should also advise the Chairman of the Board in advance of accepting an invitation to serve on another public company board.

  3.5
  The Company's charter provides that all members of the Board are elected annually, and that voting is not cumulative. No Director will stand for re-election to the Board after his or her 70th birthday, unless the full Board determines otherwise.

  3.6
  The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. The Board believes that its annual performance evaluation provides each Director with a convenient opportunity to confirm his or her desire to continue as a Director.

4.     Director Access to Officers and Employees

  4.1
  Directors have full and free access to officers and employees of the Company. The Directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent not inappropriate, copy the Chairman and the Chief Executive Officer on any written communications between a Director and an officer or employee of the Company.

5.     Director Compensation, Independence and Stock Ownership

  5.1
  The Nominating & Governance Committee will annually review the compensation of Directors and may, from time to time, make recommendations to the Board for changes. The Nominating & Governance Committee will consider that Directors' independence may be jeopardized if Director compensation (both direct and indirect) and perquisites exceed customary levels.

  5.2
  All Directors are expected to own stock in the Company. Ownership of $100,000 in Company stock is considered an appropriate amount for each Director to accumulate over a reasonable period of time.

6.     Director Orientation

  6.1
  The Company has a comprehensive orientation program for all new non-management Directors. It includes one-on-one meetings with senior management and top New York Times editors, a plant visit and extensive written materials on each of the Company's different business units. The senior management meetings will cover a corporate overview, the Company's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, and its business conduct policies. All other Directors will also be invited to attend each orientation program.

7.     Chairman, CEO and Vice Chairman Evaluation and Management Succession

  7.1
  In consultation with all non-management Directors, the Compensation Committee will conduct an annual review of the Chairman's, the Chief Executive Officer's and the Vice Chairman's performance, as further set forth in its charter.

  7.2
  Recognizing the critical importance of executive leadership to the success of the Company, the Board will work with senior management to ensure that effective plans are in place for both short-term and long-term management succession. As part of this process, senior management will make periodic reports to the Board on succession planning. The Board will evaluate potential successors to the Chairman, the Chief Executive Officer and the Vice Chairman.

8.     Annual Performance Evaluation

  8.1
  The Board will conduct an annual self-evaluation to facilitate an examination and discussion of how it and its Committees function as groups and with senior management of the Company, what the Board contributes to the Company, and specific areas in which the Board or management believes that the Board could improve.

  8.2
  The Nominating & Governance Committee will propose the format for each annual evaluation.

9.     Board Committees

  9.1
  Currently the Board's Committees are the Audit Committee, the Compensation Committee, the Finance Committee, the Foundation Committee and the Nominating & Governance Committee. The Board may, from time to time, eliminate committees or establish or maintain additional committees, all as it deems necessary or appropriate.

  9.2
  All of the members of the Audit Committee, the Compensation Committee and the Nominating & Governance Committee will be independent directors under the criteria established by the New York Stock Exchange.

  9.3
  Director's fees (which include all fees, stock options and other consideration given to directors in their capacity as directors) are the only compensation the members of the Audit Committee may receive from the Company.

  9.4
  No member of the Audit Committee may serve on the audit committee of more than two other public companies, unless the full Board determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Company's Audit Committee and such determination is disclosed in the Company's annual proxy statement.

  9.5
  Committee members and Chairs will be appointed annually by the Board upon recommendation of the Nominating & Governance Committee with consideration of the desires of individual Directors.

  9.6
  Each Committee will have its own charter. The Board will adopt, and may amend from time to time, such charters. The charters will set forth the purposes and responsibilities of the Committees, as well as qualifications for Committee membership, procedures for Committee member appointment and removal, Committee structure and operations and Committee reporting to the Board. The charters will also provide that each Committee will annually evaluate its performance.

  9.7
  The Chair of each Committee, in consultation with the other Committee members, will determine the frequency and length of the Committee meetings consistent with any requirements set forth in the Committee's charter. The Chair of each Committee, in consultation with the appropriate members of the Committee, will develop the agenda for each Committee meeting.

  9.8
  The Nominating & Governance Committee shall consult with the Chairman with respect to recommendations made to the Board hereunder or otherwise.

  9.9
  Each Committee shall hold such separate executive sessions from time to time, as required or as requested by any member.

  9.10
  The Board and each Committee have the authority to hire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance, but each Committee shall notify the Chairman of any such action.

10.   Periodic Review

  10.1
  These principles will be reviewed and may be amended by the Board from time to time.

Appendix II

THE NEW YORK TIMES COMPANY

AUDIT COMMITTEE CHARTER

Purpose and Responsibilities of the Committee

The Board of Directors of The New York Times Company (the "Company") has established the Audit Committee (the "Committee") to assist the Board in monitoring (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditor. The Committee is also responsible for preparing an audit committee report as required by the Securities and Exchange Commission (the "Commission") for inclusion in the Company's annual proxy statement.

The business of the Company is managed under the direction of the Board of Directors and the various committees thereof, including the Committee. The basic responsibility of the Committee is to exercise its business judgment in carrying out the responsibilities described in this Charter in a manner the Committee members reasonably believe to be in the best interest of the Company and its stockholders. The Committee is not expected to assume an active role in the day to day operation or management of the Company.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee (i) to plan or conduct audits or (ii) to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. This is the responsibility of management and the independent auditor.

Committee Membership

The Committee shall consist of no fewer than three members. Each member of the Committee shall meet the independence and experience requirements of the New York Stock Exchange (the "NYSE"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission.

In consultation with the Nominating & Governance Committee, the Board shall appoint the members of the Committee and designate one member to be its Chair. Committee members may be replaced, and the Chair may be changed, from time to time by the Board.

Organization

The Committee shall meet regularly at such time and place as the Committee shall determine. Representatives of management and the independent auditor shall attend meetings as necessary. A quorum for the transaction of business at any meeting of the Committee shall consist of two Committee members.

The Chair shall, in consultation with other Committee members, set the agenda for, and preside at, meetings of the Committee.

The Secretary, the Assistant Secretary or another designated individual shall record and keep minutes of all Committee meetings.

Committee Responsibility and Authority

The responsibility and authority of the Committee include the following:

  Engagement of Auditor; Company Relationship with Auditor

  1.
  The Committee shall have the sole authority to retain and terminate the Company's independent auditor, subject, if applicable, to stockholder ratification. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or non-audit work. The independent auditor shall report directly to the Committee. In carrying out this responsibility, the Committee may obtain the input of the Company's management.

    The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the terms thereof) to be performed for the Company by its independent auditor.

  2.
  The Committee shall discuss with the independent auditor the matters required to be discussed by: (a) Statement on Auditing Standards No. 61, as it may be amended, relating to the conduct of the audit, and (b) Statement on Auditing Standards No. 100, as it may be amended ("SAS 100"), relating to the conduct of a review of interim financial information.

  3.
  The Committee shall review with the independent auditor the items as to which the independent auditor is required to report to the Committee pursuant to Section 10A(k) of the Exchange Act and any rules and regulations promulgated thereunder, as in effect from time to time. These include (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management.

  4.
  The Committee shall review with the independent auditor (a) any management letter provided by the independent auditor and management's response to that letter and (b) a summary of the major audit reports issued by the internal audit department and management's response thereto.

  5.
  The Committee shall review with the independent auditor audit problems or difficulties encountered by the independent auditor in the course of its annual audit work, and management's response.

  6.
  As required by the NYSE, the Committee shall, at least annually, obtain and review a report by the independent auditor describing: (a) the firm's internal quality-control procedures; (b) any material issues raised by (i) the most recent internal quality-control review (or peer review) of the firm, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditor and the Company.

  7.
  The Committee shall evaluate the qualifications, performance and independence of the independent auditor (in light of applicable legal or stock exchange independence standards then in effect), including evaluating the lead partner of the independent auditor team and considering whether the independent auditor's quality controls are adequate and whether the provision of permitted non-audit services is compatible with maintaining the independent auditor's independence, in each case taking into account the opinions of management and the internal auditors.

  8.
  The Committee shall meet with the independent auditor and the Company's internal auditors, prior to the commencement of the annual audit, to review the planning and scope of the audit.

  9.
  The Committee shall set clear Company policies for hiring employees or former employees of the independent auditor.

  Financial Disclosure of the Company

  10.
  The Committee shall generally discuss earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies. It is not expected that the Committee will pre-approve each such release or guidance. The Committee Chair (or another Committee member acting as Chair), as representative of the Committee, shall discuss the Company's quarterly earnings press releases with management and the independent auditor prior to public release.

  11.
  The Committee shall meet to review and discuss with management and the independent auditor the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including the annual financial statements, the quarterly financial statements and the specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in such reports. The Committee shall also review with management, on a quarterly basis, the Company's disclosure controls and procedures. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

  12.
  The Committee shall discuss with management and the independent auditor the effect of regulatory and accounting initiatives.

  13.
  The Committee shall discuss with management, the internal auditors and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (i) any significant change in the Company's selection or application of accounting principles, (ii) any major issues relating to the adequacy of the Company's internal controls, (iii) any steps adopted in light of material control deficiencies, and the adequacy of disclosures about changes in internal control over financial reporting and (iv) any fraud, material or otherwise, that involved management or other employees who have a significant role in the Company's internal controls and that had come to the attention of management or to the independent auditor.

  14.
  The Committee shall review and discuss with management (including the internal auditors) and the independent auditor the Company's internal controls report and the independent auditor's attestation of the report prior to the filing of the Company's Annual Report on Form 10-K.

  Communication with Management and Employees

  15.
  The Committee shall review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  16.
  The Committee shall meet separately, periodically, with the Company's Chief Financial Officer, its General Counsel, and its Director of Internal Audit, and with representatives of the independent auditor.

  17.
  As required by the NYSE, the Committee shall maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by Company employees of concerns regarding accounting or auditing matters.

  Other Responsibilities

  18.
  The Committee shall review the Company's policies with respect to risk assessment and risk management.

  19.
  The Committee shall review the organization of the internal audit department, the adequacy of its resources, the competence of its staff and whether it has the independence necessary to work in compliance with recognized standards of internal auditing.

  20.
  The Committee shall, as it determines necessary to carry out its duties, engage and obtain advice and assistance from independent legal, accounting or other advisors.

  21.
  The Committee may delegate authority to individual Committee members or such subcommittees as the Committee deems appropriate and shall review the actions of all such individuals or subcommittees as appropriate. In this regard, the Chair is delegated the authority to (a) pre-approve any engagement for audit services or permitted non-audit services (other than internal control-related services, which must be pre-approved by the full Committee), provided the Chair shall present any decisions made under the auspices of this authority to the full Committee at the next scheduled meeting, and (b) discuss with the independent auditor the matters required to be discussed by SAS 100.

  22.
  The Committee shall report to the Board regularly on its actions and deliberations.

  23.
  The Committee shall exercise such other powers and authority as the Board shall, from time to time, confer upon it.

In carrying out its responsibilities, the Committee's practices and policies should remain flexible, in order for the Committee to respond to changing facts and circumstances.

Committee Self-Assessment

The Committee shall conduct an annual evaluation of its performance and shall report the results of such review to the Board. In connection with the annual review, the Committee shall also recommend to the Board any modifications to this Charter that the Committee deems necessary or appropriate. The format of the self-assessment shall be determined by the Committee.

229 West 43rd Street New York, NY 10036
tel 212-556-1234

Please return this card only if you plan to attend.

The New York Times Company
Annual Meeting of Stockholders
10:00 A.M., Tuesday, April 26, 2005

The New York Times Company

☐ I plan to attend the Meeting.*

Please type or print clearly.

____
Name of Stockholder

____
Street Address

____
City State Zip

*To facilitate counting, please vote your proxy even if you are planning to attend. You can always revoke it at the meeting if you wish.

SECRETARY'S OFFICE

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 289 NEW YORK NY

POSTAGE WILL BE PAID BY ADDRESSEE

PROXY		Class A

THE NEW YORK TIMES COMPANY Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting on April 26, 2005

        The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr., Solomon B. Watson IV and Rhonda L. Brauer, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be held at 10:00 A.M., local time, at the New Amsterdam Theatre, 214 West 42nd Street, New York, New York 10036, on Tuesday, April 26, 2005, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

        You are encouraged to specify your choices by marking the appropriate boxes—SEE REVERSE SIDE—but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign and return this card.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

The New York Times Company

Annual Meeting of Stockholders

April 26, 2005
10:00 A.M.
New Amsterdam Theatre
214 West 42nd Street
New York, New York 10036

This proxy when properly executed will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of Class A directors, FOR proposal 2 and FOR proposal 3.									Please Mark Here for Address Change or Comments SEE REVERSE SIDE		☐

The Board of Directors recommends a vote FOR the election of Class A directors and FOR proposals 2 and 3.

		FOR	WITHHELD FOR ALL		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1.	Election of Class A Directors	☐	☐	ITEM 2—REAPPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS FOR ANNUAL AND LONG-TERM EXECUTIVE PERFORMANCE AWARDS	☐	☐	☐	ITEM 3— RATIFICATION OF DELOITTE & TOUCHE LLP AS AUDITORS	☐	☐	☐
Nominees:
01.	Raul E. Cesan				Choose MLinkTM for fast, easy and secure 24/7 online access to your future
02.	William E. Kennard				proxy materials, investment plan statements, tax documents and more. Simply
03.	Ellen R. Marram				log on to Investor ServiceDirectTM at www.melloninvestor.com/isd where step-
04.	Thomas Middelhoff				by-step instructions will prompt you through enrollment.
05.	Doreen A. Toben
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.) ________________________________________________________
This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on April 26, 2005.

Your signature on the proxy is your acknowledgement of receipt of the Notice of Meeting and Proxy Statement, both dated March 11, 2005. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or at any adjournment thereof.

Signature(s) ____________________________________________________________________________________								Date __________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

\/ FOLD AND DETACH HERE \/

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 11:59 p.m. Eastern Standard Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/nyt		Telephone 1-866-540-5760		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.nytco.com

PROXY		Class B

THE NEW YORK TIMES COMPANY Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting on April 26, 2005

        The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr., Solomon B. Watson IV and Rhonda L. Brauer, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be held at 10:00 A.M., local time, at the New Amsterdam Theatre, 214 West 42nd Street, New York, New York 10036, on Tuesday, April 26, 2005, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

        You are encouraged to specify your choices by marking the appropriate boxes—SEE REVERSE SIDE—but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign and return this card.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

The New York Times Company

Annual Meeting of Stockholders

April 26, 2005
10:00 A.M.
New Amsterdam Theatre
214 West 42nd Street
New York, New York 10036

This proxy when properly executed will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of Class B directors, FOR proposal 2 and FOR proposal 3.									Please Mark Here for Address Change or Comments SEE REVERSE SIDE		☐

The Board of Directors recommends a vote FOR the election of Class B directors and FOR proposals 2 and 3.

		FOR	WITHHELD FOR ALL		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1. 01. 02. 03. 04. 05. 06. 07. 08. 09.	Election of Class B Directors Nominees: John F. Akers Brenda C. Barnes Lynn G. Dolnick Michael Golden David E. Lidde Janet L. Robinson Henry B. Schacht Arthur Sulzberger, Jr. Cathy J. Sulzberger	☐	☐	ITEM 2—REAPPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS FOR ANNUAL AND LONG-TERM EXECUTIVE PERFORMANCE AWARDS	☐	☐	☐	ITEM 3— RATIFICATION OF DELOITTE & TOUCHE LLP AS AUDITORS	☐	☐	☐

Withheld for the nominees you list below: (Write that nominee's name in the space provided below.) ________________________________________________________					Choose MLink™ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect™ at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on April 26, 2005.

Your signature on the proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated March 11, 2005. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or at any adjournment thereof.

Signature(s) ____________________________________________________________________________________									Date __________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

/\ FOLD AND DETACH HERE /\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 11:59 p.m. Eastern Standard Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/nyt1		Telephone 1-866-540-5760		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.nytco.com

QuickLinks

Stock Performance Comparison Between S&P 500, The New York Times Company's Class A Common Stock and Peer Group Common Stock
THE NEW YORK TIMES COMPANY CORPORATE GOVERNANCE PRINCIPLES
THE NEW YORK TIMES COMPANY AUDIT COMMITTEE CHARTER